AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2019

1933 Act No. 333-74283
1940 Act No. 811-09255

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 48 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 50 [X]

WELLS FARGO VARIABLE TRUST
 (Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

Alexander Kymn
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is propsed that this filing will become effective: (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2019 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
on (date) pursuant to paragraph (a)(i)
75 days after filing pursuant to paragraph (a)(ii)
on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-efective amendment

Explanatory Note: This Post-Effective Amendment No. 48 to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed primarily to add the audited financial statements and certain related financial information for the fiscal period ended December 31, 2018, for the Wells Fargo Variable Trust Funds and to make certain other non-material changes to the Registration Statement.

WELLS FARGO VARIABLE TRUST
PART A
PROSPECTUSES

Prospectus May 1, 2019	.
Variable Trust

Fund	Class 2
Wells Fargo VT Discovery Fund	-
Wells Fargo VT Index Asset Allocation Fund	-
Wells Fargo VT International Equity Fund	-
Wells Fargo VT Omega Growth Fund	-
Wells Fargo VT Opportunity Fund	-
Wells Fargo VT Small Cap Growth Fund	-

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution.
Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

This Prospectus may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

.

Table of Contents

Fund Summaries
VT Discovery Fund Summary...................................................................................................................	2
VT Index Asset Allocation Fund Summary..................................................................................................	6
VT International Equity Fund Summary.....................................................................................................	10
VT Omega Growth Fund Summary...........................................................................................................	14
VT Opportunity Fund Summary...............................................................................................................	18
VT Small Cap Growth Fund Summary........................................................................................................	22
Details About the Funds
VT Discovery Fund.................................................................................................................................	26
VT Index Asset Allocation Fund................................................................................................................	27
VT International Equity Fund...................................................................................................................	29
VT Omega Growth Fund.........................................................................................................................	30
VT Opportunity Fund.............................................................................................................................	31
VT Small Cap Growth Fund......................................................................................................................	32
Description of Principal Investment Risks...................................................................................................	33
Portfolio Holdings Information.................................................................................................................	34
Pricing Fund Shares................................................................................................................................	34
Management of the Funds
The Manager.........................................................................................................................................	36
The Sub-Adviser and Portfolio Managers...................................................................................................	36
Multi-Manager Arrangement...................................................................................................................	37
Account Information
Share Class Eligibility..............................................................................................................................	39
Share Class Features...............................................................................................................................	39
Compensation to Financial Professionals and Intermediaries........................................................................	39
Buying and Selling Fund Shares...............................................................................................................	40
Frequent Purchases and Redemptions of Fund Shares.................................................................................	40
Distributions.........................................................................................................................................	41
Other Information
Taxes...................................................................................................................................................	42
Financial Highlights...............................................................................................................................	43

VT Discovery Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.17%
Fee Waivers	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.16%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date , the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$118
3 Years	$371
5 Years	$643
10 Years	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Variable Trust  |  2

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of small- and medium-capitalization companies; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was approximately $41.88 billion as of March 31, 2018, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We seek to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround the company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, reaches our target price, or to take advantage of a better investment opportunity.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

3  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year
.	Highest Quarter: 3rd Quarter 2009	+18.26%
	Lowest Quarter: 4th Quarter 2018	-20.43%
Year-to-date total return as of 3/31/2019 is 23.03%

Average Annual Total Returns for the periods ended 12/31/2018
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	5/8/1992	-7.06%	5.02%	15.24%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)		-7.47%	6.19%	14.76%

Variable Trust  |  4

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Michael T. Smith, CFA, Portfolio Manager/2011 Christopher J. Warner, CFA, Portfolio Manager/2012

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

5  |  Variable Trust

VT Index Asset Allocation Fund Summary

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.05%
Fee Waivers	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.00%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$329
5 Years	$575
10 Years	$1,278

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Variable Trust  |  6

Principal Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Bloomberg Barclays U.S. Treasury Index. We seek to achieve the Fund’s investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.

The Fund’s “neutral” target allocation is as follows:

■	60% of the Fund’s total assets in equity securities; and

■	40% of the Fund’s total assets in fixed income securities.

The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury notes and bonds to replicate the Bloomberg Barclays U.S. Treasury Index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. We use futures contracts to implement changes to target allocations and to make adjustments to the duration of the Fund’s fixed income portion.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

Portfolio Asset Allocation

The following table provides the Fund’s neutral allocation and target ranges.

Investment Style	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	60%	45-75%
Fixed Income Styles	40%	25-55%

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due, which could cause the value of an investment to decline and a Fund to lose money.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Index Tracking Risk. A Fund may not achieve exact correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions and the timing of changes in the composition of the index. The Fund may invest in only a representative sample of the securities that comprise the index and may hold securities not included in the index, subjecting the Fund to increased tracking risk. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to

7  |  Variable Trust

replicate an index’s composition or performance could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. When interest rates decline, interest that a Fund is able to earn on its investments in debt securities may also decline, but the value of those securities may increase.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year
.	Highest Quarter: 3rd Quarter 2009	+14.29%
	Lowest Quarter: 1st Quarter 2009	-11.90%
Year-to-date total return as of 3/31/2019 is 9.52%

Average Annual Total Returns for the periods ended 12/31/2018
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	4/15/1994	-2.90%	7.00%	10.20%
Index Asset Allocation Blended Index (reflects no deduction for fees, expenses, or taxes)		-1.99%	7.98%	9.72%
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.86%	2.01%	2.08%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		-4.38%	8.49%	13.12%

Variable Trust  |  8

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kandarp R. Acharya, CFA, FRM, Portfolio Manager/2013 Petros N. Bocray, CFA, FRM, Portfolio Manager/2016 Christian L. Chan, CFA, Portfolio Manager/2013

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

9  |  Variable Trust

VT International Equity Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.32%
Fee Waivers	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.95%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date , the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$97
3 Years	$382
5 Years	$688
10 Years	$1,558

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Variable Trust  |  10

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of foreign issuers;

■	up to 30% of the Fund’s total assets in emerging market equity securities; and

■	in securities of at least three different countries including the U.S.

The types of securities in which we normally invest include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We may use futures or forward foreign currency contracts to manage risk or to enhance return.

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across any market capitalization.

We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

11  |  Variable Trust

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year[1]
.	Highest Quarter: 3rd Quarter 2009	+17.93%
	Lowest Quarter: 3rd Quarter 2011	-21.26%
Year-to-date total return as of 3/31/2019 is 9.00%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2 (before taxes)	7/31/2002	-17.28%	0.47%	4.99%
MSCI ACWI ex USA Index (Net) (USD) (reflects no deduction for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
1.	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

Variable Trust  |  12

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Venkateshwar (Venk) Lal, Portfolio Manager/2017 Dale A. Winner, CFA, Portfolio Manager/2012

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

13  |  Variable Trust

VT Omega Growth Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%
Fee Waivers	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.00%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$331
5 Years	$579
10 Years	$1,289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Variable Trust  |  14

Principal Investment Strategies

Under normal circumstances,

■	the Fund invests at least 80% of its total assets in equity securities; and

■	may invest up to 25% of the its total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization. We seek to identify companies that have the prospect for improving sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, or reaches our target price, or to take advantage of a better investment opportunity.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

15  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year[1]
.	Highest Quarter: 1st Quarter 2012	+19.40%
	Lowest Quarter: 3rd Quarter 2011	-19.54%
Year-to-date total return as of 3/31/2019 is 18.87%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	7/31/2002	0.28%	7.39%	14.57%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)		-2.12%	9.99%	15.15%
1.	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

Variable Trust  |  16

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Michael T. Smith, CFA, Portfolio Manager/2010 Christopher J. Warner, CFA, Portfolio Manager/2016

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

17  |  Variable Trust

VT Opportunity Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.09%
Fee Waivers	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.00%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$338
5 Years	$592
10 Years	$1,321

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Variable Trust  |  18

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market valuation as determined by these factors to the company’s public market price, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market valuation no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

19  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year
.	Highest Quarter: 2nd Quarter 2009	+23.22%
	Lowest Quarter: 3rd Quarter 2011	-20.37%
Year-to-date total return as of 3/31/2019 is 15.05%

Average Annual Total Returns for the periods ended 12/31/2018
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	5/8/1992	-7.15%	6.08%	13.35%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		-5.24%	7.91%	13.18%

Variable Trust  |  20

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Ann M. Miletti, Portfolio Manager / 2001 Christopher G. Miller, CFA, Portfolio Manager / 2017

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

21  |  Variable Trust

VT Small Cap Growth Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.18%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.18%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$120
3 Years	$375
5 Years	$649
10 Years	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Variable Trust  |  22

Principal Investment Strategies

Under normal circumstances, we invest:

■	80% of the Fund’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $7.7 million to $16.73 billion as of March 31, 2018, and is expected to change frequently.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors. We sell a company’s securities when we see deterioration in fundamentals that leads us to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

23  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year
.	Highest Quarter: 2nd Quarter 2009	+25.25%
	Lowest Quarter: 4th Quarter 2018	-22.01%
Year-to-date total return as of 3/31/2019 is 15.97%

Average Annual Total Returns for the periods ended 12/31/2018
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	5/1/1995	1.20%	5.54%	14.63%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)		-9.31%	5.13%	13.52%

Variable Trust  |  24

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager/2011 Thomas C. Ognar, CFA, Portfolio Manager/2011

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

25  |  Variable Trust

Details About the Funds

VT Discovery Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of small- and medium-capitalization companies; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was approximately $41.88 billion as of March 31, 2018, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We seek to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround the company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, reaches our target price, or to take advantage of a better investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

Variable Trust  |  26

VT Index Asset Allocation Fund

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Bloomberg Barclays U.S. Treasury Index. We seek to achieve the Fund’s investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.

The Fund’s “neutral” target allocation is as follows:

■	60% of the Fund’s total assets in equity securities; and

■	40% of the Fund’s total assets in fixed income securities.

The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury notes and bonds to replicate the Bloomberg Barclays U.S. Treasury Index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. We use futures contracts to implement changes to target allocations and to make adjustments to the duration of the Fund’s fixed income portion.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Credit Risk ■ Derivatives Risk ■ Futures Contracts Risk ■ Index Tracking Risk	■ Interest Rate Risk ■ Management Risk ■ Market Risk ■ U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Portfolio Asset Allocation

The following table provides the Fund’s neutral allocation and target ranges.

Investment Style	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	60%	45-75%
Fixed Income Styles	40%	25-55%

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VT International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of foreign issuers;

■	up to 30% of the Fund’s total assets in emerging market equity securities; and

■	in securities of at least three different countries including the U.S.

The types of securities in which we normally invest include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We may use futures or forward foreign currency contracts to manage risk or to enhance return.

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across any market capitalization.

We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Derivatives Risk ■ Emerging Markets Risk ■ Foreign Currency Contracts Risk ■ Foreign Investment Risk ■ Futures Contracts Risk	■ Growth/Value Investing Risk ■ Management Risk ■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Omega Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances,

■	the Fund invests at least 80% of its total assets in equity securities; and

■	may invest up to 25% of the its total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization. We seek to identify companies that have the prospect for improving sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, or reaches our target price, or to take advantage of a better investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Opportunity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market valuation as determined by these factors to the company’s public market price, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market valuation no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Small Cap Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	80% of the Fund’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $7.7 million to $16.73 billion as of March 31, 2018, and is expected to change frequently.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors. We sell a company’s securities when we see deterioration in fundamentals that leads us to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund as a whole are called “principal risks.” The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality declines.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Index Tracking Risk. A Fund may not achieve exact correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions and the timing of changes in

33  |  Variable Trust

the composition of the index. The Fund may invest in only a representative sample of the securities that comprise the index and may hold securities not included in the index, subjecting the Fund to increased tracking risk. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to replicate an index’s composition or performance could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted.

Portfolio Holdings Information

A description of the Wells Fargo Funds’ policies and procedures with respect to disclosure of the Wells Fargo Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

Pricing Fund Shares

A Fund’s NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however under unusual or unexpected circumstances a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days

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when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

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Management of the Funds

The Manager

Wells Fargo Funds Management, LLC (“Funds Management”), headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory and Fund-level administrative services to the Funds pursuant to an investment management agreement (the “Management Agreement”). Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management’s investment professionals review and analyze the Funds’ performance, including relative to peer funds, and monitor the Funds’ compliance with their investment objectives and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

Funds Management is also responsible for providing Fund-level administrative services to the Fund, which include, among others, providing such services in connection with the Funds’ operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and providing any other Fund-level administrative services reasonably necessary for the operation of the Funds, other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian and fund accountant.

To assist Funds Management in implementing the investment objectives and strategies of the Funds, Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Funds. Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Funds Management retains overall responsibility for the investment activities of the Funds.

A discussion regarding the basis for the Board’s approval of the Management Agreement and any applicable sub-advisory agreements for each Fund is available in the Fund’s Annual report for the period ended December 31st.

For each Fund’s most recent fiscal year end, the management fee paid to Funds Management pursuant to the Management Agreement, net of any applicable waivers and reimbursements, was as follows:

Management Fees Paid
As a % of average daily net assets
VT Discovery Fund	0.74%
VT Index Asset Allocation Fund	0.55%
VT International Equity Fund	0.43%
VT Omega Growth Fund	0.54%
VT Opportunity Fund	0.61%
VT Small Cap Growth Fund	0.80%

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers provide day-to-day portfolio management services to the Funds. These services include making purchases and sales of securities and other investment assets for the Funds, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to the Funds. The Statement of Additional Information provides additional

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information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Wells Capital Management Incorporated (“Wells Capital Management”) is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Kandarp R. Acharya, CFA, FRM VT Index Asset Allocation Fund

Mr. Acharya joined Wells Capital Management or one of its predecessor firms in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Petros N. Bocray, CFA, FRM VT Index Asset Allocation Fund

Mr. Bocray joined Wells Capital Management in 2006, where he currently serves as a Portfolio Manager. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Wells Capital Management where he co-managed several of the team’s portfolios.

Christian L. Chan, CFA VT Index Asset Allocation Fund

Mr. Chan joined Wells Capital Management or one of its predecessor firms in 2013, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

Joseph M. Eberhardy, CFA, CPA VT Small Cap Growth Fund	Mr. Eberhardy joined Wells Capital Management or one of its predecessor firms in 1994, where he currently serves as a Portfolio Manager.
Venkateshwar (Venk) Lal VT International Equity Fund

Mr. Lal joined Wells Capital Management in 2012, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Lal was a Partner and head of risk and trading at EverKey Global Partners, an investment firm he co-founded in 2007.

Ann M. Miletti VT Opportunity Fund

Ms. Miletti joined Wells Capital Management or one of its predecessor firms in 1991, where she currently serves as a Managing Director, Senior Portfolio Manager and Co-Team Lead on the PMV Equity team.

Christopher G. Miller, CFA VT Opportunity Fund	Mr. Miller joined Wells Capital Management or one of its predecessor firms in 2002, where he currently serves as a Senior Portfolio Manager and Co-Team Lead on the PMV Equity team.
Thomas C. Ognar, CFA VT Small Cap Growth Fund	Mr. Ognar joined Wells Capital Management or one of its predecessor firms in 1998, where he currently serves as a Portfolio Manager.
Michael T. Smith, CFA VT Discovery Fund VT Omega Growth Fund	Mr. Smith joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as a Managing Director and Senior Portfolio Manager on the Fundamental Growth Equity team.
Christopher J. Warner, CFA VT Discovery Fund VT Omega Growth Fund	Mr. Warner joined Wells Capital Management or one of its predecessor firms in 2007, where he currently serves as a Portfolio Manager on the Fundamental Growth Equity team.
Dale A. Winner, CFA VT International Equity Fund

Mr. Winner joined Wells Capital Management or one of its predecessor firms in 2012, where he is a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Winner was a Partner and portfolio manager at EverKey Global Partners, an investment firm he co-founded in 2007.

Multi-Manager Arrangement

The Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds , as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management (“Multi-Manager Sub-Advisers”).

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Pursuant to the order, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order, the Fund is required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

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Account Information

Share Class Eligibility

Shares of the Funds are not offered directly to the general public. Instead, WFVT currently offers shares of the Funds only to separate accounts of Participating Insurance Companies that offer the Funds as investment options under VA Contracts and VLI Policies (“Variable Contracts”). For Variable Contracts that are registered with the Securities and Exchange Commission, this Prospectus will accompany a prospectus for the Variable Contract and the related separate account. For Variable Contracts that are not registered with the Securities and Exchange Commission, this Prospectus will accompany a separate disclosure document (rather than a prospectus) for the Variable Contract and the related separate account. WFVT assumes no responsibility for any prospectus or other disclosure document for a Variable Contract or a separate account. In the future, WFVT may offer shares of the Funds directly to qualified pension and retirement plans.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus.

Class 2
Front-End Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Ongoing Distribution (12b-1) Fees	0.25%

Compensation to Financial Professionals and Intermediaries

Distribution Plan

Each Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) for its Class 2 shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of each Fund’s Class 2 shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund’s Class 2 pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the assets of Class 2 of each Fund on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Payments to Financial Professionals and Intermediaries

In addition to the payments made by the Class 2 shares of each Fund for distribution-related services, Funds Management makes additional payments (“Additional Payments”) to Participating Insurance Companies (or their affiliates) that offer the Funds as underlying investment options in separate accounts that issue VA Contracts and VLI Policies. These Additional Payments are made to compensate Participating Insurance Companies for certain administrative services that they provide. These Additional Payments, which may be significant, are paid by Funds Management out of its revenues, which generally come directly or indirectly from fees paid by the Funds in the complex.

The Additional Payments are typically paid on an ongoing basis and are based on assets. The Additional Payments differ among the various Participating Insurance Companies but typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the Participating Insurance Company’s customers. The Additional Payments may create potential conflicts of interest between a contract owner and a Participating Insurance Company who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your Participating Insurance Company and review carefully any disclosure provided by the Participating Insurance Company as to the monies that it receives from mutual funds, their advisers and distributors, as well as how your registered representative is compensated.

39  |  Variable Trust

The Participating Insurance Companies that have received the Additional Payments described in this section are identified in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Funds website at wellsfargoassetmanagement.com.

Buying and Selling Fund Shares

WFVT has entered into agreements with each Participating Insurance Company (each a “Participation Agreement”) setting forth the terms and conditions pursuant to which the Participating Insurance Company will purchase and redeem shares of the Funds. In the event that WFVT offers shares of the Funds directly to a qualified pension or retirement plan, WFVT likely will enter into a similar Participation Agreement with the plan. The discussion that follows reflects the terms of each current Participation Agreement (which do not differ materially from one another with respect to purchase and redemption procedures).

Shares of the Funds are sold in a continuous offering to the separate accounts to serve as investment options for the Variable Contracts. Net purchase payments under the Variable Contracts are placed in one or more sub-accounts of the separate account, and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund at NAV without sales or redemption charges.

For each day on which a Fund’s NAV is calculated, the separate accounts transmits to WFVT a net purchase or redemption order based on the purchase payments, redemption or surrender requests, and transfer requests received that day by the Participating Insurance Company from Variable Contract owners. We process such orders at the Fund’s NAV calculated as of the day the Participating Insurance Company receives the Variable Contract owner transactions although the net purchase or redemption order is generally not communicated by the Participating Insurance Company to WFVT until the following business day. Payment for shares redeemed is made within seven days after receipt of a proper redemption request (i.e., actual and sufficient notice of such order transmitted to us pursuant to established procedures), except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

For information about the purchase and redemption procedures applicable to you as a Variable Contract owner, see the prospectus or other disclosure document for the relevant Variable Contract.

Potential for Conflict of Interest. A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of Variable Contracts issued by different Participating Insurance Companies or through different separate accounts. A potential for certain conflicts also exists between the interests of owners of Variable Contracts and participants in a qualified pension or retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve a Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of Variable Contracts. Nonetheless, the Board periodically considers whether any such conflicts exist in order to determine what action, if any, should be taken in response to such conflicts. If any irreconcilable material conflicts of interest affecting owners of variable contracts is determined to exist, then each Participating Insurance Company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of Variable Contracts it has issued. If such a conflict is determined to exist in connection with a Fund, one or more Participating Insurance Companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company

Variable Trust  |  40

securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. If a contract owner redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that contract owner is “blocked” from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Excessive trading may give rise to conflicts of interest between owners of different types of Variable Contracts and/or owners of Variable Contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. A Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company’s policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.

Distributions

The Funds, except VT Index Asset Allocation Fund, generally make distributions of any net investment income and any realized net capital gains at least annually. The VT Index Asset Allocation Fund generally makes distributions of any net investment income income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

41  |  Variable Trust

Other Information

Taxes

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying Variable Contracts. By so qualifying, each Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of Variable Contracts, see the accompanying contract prospectus or disclosure document. Please see the Statement of Additional Information for additional federal income tax information.

Variable Trust  |  42

Financial Highlights

The following tables are intended to help you understand a Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information in the following tables has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is also included in each Fund’s annual report, a copy of which is available upon request.

VT Discovery Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.74	$25.91	$25.99	$30.71	$35.20
Net investment loss	(0.17)	(0.20)	(0.13)	(0.21)	(0.22)
Net realized and unrealized gains (losses) on investments	(1.39)	7.60	2.00	0.21	0.16
Total from investment operations	(1.56)	7.40	1.87	0.00	(0.06)
Distributions to shareholders from
Net realized gains	(4.04)	(1.57)	(1.95)	(4.72)	(4.43)
Net asset value, end of period	$26.14	$31.74	$25.91	$25.99	$30.71
Total return[1]	(7.06)%	29.13%	7.65%	(1.46)%	0.36%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.18%	1.17%	1.14%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.14%
Net investment loss	(0.55)%	(0.68)%	(0.52)%	(0.72)%	(0.68)%
Supplemental data
Portfolio turnover rate	60%	75%	85%	90%	79%
Net assets, end of period (000s omitted)	$125,806	$145,175	$119,919	$126,839	$138,490

1.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

43  |  Variable Trust

VT Index Asset Allocation Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.45	$19.16	$18.47	$18.43	$15.85
Net investment income	0.20	0.17	0.17	0.18	0.27
Net realized and unrealized gains (losses) on investments	(0.70)	2.12	1.21	0.05	2.57
Total from investment operations	(0.50)	2.29	1.39	0.23	2.84
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.17)	(0.19)	(0.26)
Net realized gains	(1.33)	(0.85)	(0.53)	0.00	0.00
Total distributions to shareholders	(1.53)	(1.00)	(0.70)	(0.19)	(0.26)
Net asset value, end of period	$18.42	$20.45	$19.16	$18.47	$18.43
Total return[1]	(2.90)%	12.25%	7.67%	1.25%	18.06%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.16%	1.10%	1.10%	1.02%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.99%
Net investment income	0.94%	0.86%	0.93%	0.95%	1.58%
Supplemental data
Portfolio turnover rate	10%	10%	15%	44%	3%
Net assets, end of period (000s omitted)	$68,851	$81,956	$81,505	$81,495	$92,146

1.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

VT International Equity Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$5.38	$4.45	$4.84	$4.95	$5.50
Net investment income	0.09 [1]	0.11 [1]	0.10	0.09 [1]	0.16
Net realized and unrealized gains (losses) on investments	(0.78)	0.96	0.00	0.01	(0.45)
Total from investment operations	(0.69)	1.07	0.10	0.10	(0.29)
Distributions to shareholders from
Net investment income	(0.59)	(0.14)	(0.13)	(0.21)	(0.14)
Net realized gains	(1.21)	0.00	(0.36)	0.00	(0.12)
Total distributions to shareholders	(1.80)	(0.14)	(0.49)	(0.21)	(0.26)
Net asset value, end of period	$2.89	$5.38	$4.45	$4.84	$4.95
Total return[2]	(17.28)%	24.34%	3.30%	1.80%	(5.35)%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.20%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.82%	2.18%	2.25%	1.77%	3.07%
Supplemental data
Portfolio turnover rate	51%	55%	77%	34%	39%
Net assets, end of period (000s omitted)	$59,004	$318,202	$288,628	$295,215	$310,909

1.	Calculated based upon average shares outstanding
2.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Variable Trust  |  44

VT Omega Growth Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.91	$21.38	$22.54	$26.89	$32.19
Net investment income (loss)	(0.11)	(0.08)	0.00 [12]	(0.09)	(0.10)
Net realized and unrealized gains (losses) on investments	0.61	7.39	0.09	0.50	1.20
Total from investment operations	0.50	7.31	0.09	0.41	1.10
Distributions to shareholders from
Net investment income	0.00	(0.00) [2]	0.00	0.00	0.00
Net realized gains	(3.18)	(0.78)	(1.25)	(4.76)	(6.40)
Total distributions to shareholders	(3.18)	(0.78)	(1.25)	(4.76)	(6.40)
Net asset value, end of period	$25.23	$27.91	$21.38	$22.54	$26.89
Total return[3]	0.28%	34.60%	0.52%	1.34%	3.86%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.04%	1.00%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.35)%	(0.31)%	0.01%	(0.36)%	(0.35)%
Supplemental data
Portfolio turnover rate	46%	67%	90%	101%	88%
Net assets, end of period (000s omitted)	$48,500	$54,334	$42,684	$49,963	$59,035

1.	Calculated based upon average shares outstanding
2.	Amount is less than $0.005.
3.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

VT Opportunity Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.14	$24.67	$25.05	$28.86	$26.15
Net investment income	0.08	0.06	0.13	0.50	0.04
Net realized and unrealized gains (losses) on investments	(1.69)	4.79	2.63	(1.28)	2.69
Total from investment operations	(1.61)	4.85	2.76	(0.78)	2.73
Distributions to shareholders from
Net investment income	(0.05)	(0.18)	(0.53)	(0.04)	(0.02)
Net realized gains	(2.63)	(2.20)	(2.61)	(2.99)	0.00
Total distributions to shareholders	(2.68)	(2.38)	(3.14)	(3.03)	(0.02)
Net asset value, end of period	$22.85	$27.14	$24.67	$25.05	$28.86
Total return[1]	(7.15)%	20.44%	12.23%	(3.08)%	10.42%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.10%	1.09%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.27%	0.18%	0.39%	1.76%	0.12%
Supplemental data
Portfolio turnover rate	31%	36%	47%	41%	33%
Net assets, end of period (000s omitted)	$134,972	$165,992	$158,783	$169,090	$201,347

1.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

45  |  Variable Trust

VT Small Cap Growth Fund

For a share outstanding throughout each period

	Year ended December 31
Class 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.18	$8.33	$8.56	$9.96	$11.22
Net investment loss	(0.09)	(0.09)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments	0.41	2.22	0.63	(0.02)	(0.20)
Total from investment operations	0.32	2.13	0.60	(0.10)	(0.30)
Distributions to shareholders from
Net realized gains	(1.12)	(0.28)	(0.83)	(1.30)	(0.96)
Net asset value, end of period	$9.38	$10.18	$8.33	$8.56	$9.96
Total return[1]	1.20%	25.86%	7.75%	(2.88)%	(1.88)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.19%	1.18%	1.18%
Net expenses	1.17%	1.19%	1.19%	1.18%	1.18%
Net investment loss	(0.84)%	(0.90)%	(0.35)%	(0.93)%	(1.00)%
Supplemental data
Portfolio turnover rate	68%	72%	89%	77%	54%
Net assets, end of period (000s omitted)	$243,038	$238,460	$202,718	$226,867	$226,966

1.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Variable Trust  |  46

.

.

FOR MORE INFORMATION

More information on a Fund is available free upon request,
including the following documents:

Statement of Additional Information (“SAI”)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period.

To obtain copies of the above documents or for more
information about Wells Fargo Funds, contact us:

By telephone:
Individual Investors: 1-800-260-5969
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: fundservice@wellsfargo.com

By mail:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266

Online:
wellsfargoassetmanagement.com

From the SEC:
Visit the SEC’s Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC’s Public Reference Room) or
the SEC’s website at sec.gov.

To obtain information for a fee, write or email:
SEC’s Public Reference Section
100 “F” Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

The Funds are distributed by Wells Fargo Funds Distributor,
LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo &
Company. Securities Investor Protection Corporation (“SIPC”)
information and brochure are available at SIPC.org or by
calling SIPC at (202) 371-8300.

. .

© 2019 Wells Fargo Funds Management, LLC. All rights reserved	059VT2/P1412 ICA Reg. No. 811-09255

Prospectus May 1, 2019	.

Variable Trust

Fund	Class 1
Wells Fargo VT International Equity Fund	-
Wells Fargo VT Omega Growth Fund	-
Wells Fargo VT Opportunity Fund	-
Wells Fargo VT Small Cap Growth Fund	-

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution.
Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

This Prospectus may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

.

Table of Contents

Fund Summaries
VT International Equity Fund Summary.....................................................................................................	2
VT Omega Growth Fund Summary...........................................................................................................	6
VT Opportunity Fund Summary...............................................................................................................	10
VT Small Cap Growth Fund Summary........................................................................................................	14
Details About the Funds
VT International Equity Fund...................................................................................................................	18
VT Omega Growth Fund.........................................................................................................................	19
VT Opportunity Fund.............................................................................................................................	20
VT Small Cap Growth Fund......................................................................................................................	21
Description of Principal Investment Risks...................................................................................................	22
Portfolio Holdings Information.................................................................................................................	23
Pricing Fund Shares................................................................................................................................	23
Management of the Funds
The Manager.........................................................................................................................................	25
The Sub-Adviser and Portfolio Managers...................................................................................................	25
Multi-Manager Arrangement...................................................................................................................	26
Account Information
Share Class Eligibility..............................................................................................................................	27
Share Class Features...............................................................................................................................	27
Compensation to Financial Professionals and Intermediaries........................................................................	27
Buying and Selling Fund Shares...............................................................................................................	27
Frequent Purchases and Redemptions of Fund Shares.................................................................................	28
Distributions.........................................................................................................................................	29
Other Information
Taxes...................................................................................................................................................	30
Financial Highlights...............................................................................................................................	31

VT International Equity Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.80%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.07%
Fee Waivers	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.70%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.69% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$72
3 Years	$304
5 Years	$554
10 Years	$1,272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Variable Trust  |  2

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of foreign issuers;

■	up to 30% of the Fund’s total assets in emerging market equity securities; and

■	in securities of at least three different countries including the U.S.

The types of securities in which we normally invest include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We may use futures or forward foreign currency contracts to manage risk or to enhance return.

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across any market capitalization.

We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

3  |  Variable Trust

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 1 shares as of 12/31 each year[1]
.	Highest Quarter: 3rd Quarter 2009	+18.08%
	Lowest Quarter: 3rd Quarter 2011	-21.15%
Year-to-date total return as of 3/31/2019 is 8.77%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	8/17/1998	-16.86%	0.76%	5.27%
MSCI ACWI ex USA Index (Net) (reflects no deduction for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
1.	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

Variable Trust  |  4

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Venkateshwar (Venk) Lal, Portfolio Manager/2017 Dale A. Winner, CFA, Portfolio Manager/2012

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

5  |  Variable Trust

VT Omega Growth Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.81%
Fee Waivers	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.75%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$77
3 Years	$253
5 Years	$444
10 Years	$996

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Variable Trust  |  6

Principal Investment Strategies

Under normal circumstances,

■	the Fund invests at least 80% of its total assets in equity securities; and

■	may invest up to 25% of the its total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization. We seek to identify companies that have the prospect for improving sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, or reaches our target price, or to take advantage of a better investment opportunity.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

7  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 1 shares as of 12/31 each year[1]
.	Highest Quarter: 1st Quarter 2012	+19.54%
	Lowest Quarter: 3rd Quarter 2011	-19.50%
Year-to-date total return as of 3/31/2019 is 18.96%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	3/6/1997	0.52%	7.65%	14.86%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)		-2.12%	9.99%	15.15%
1.	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

Variable Trust  |  8

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Michael T. Smith, CFA, Portfolio Manager/2010 Christopher J. Warner, CFA, Portfolio Manager/2016

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

9  |  Variable Trust

VT Opportunity Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.84%
Fee Waivers	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.75%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$77
3 Years	$259
5 Years	$457
10 Years	$1,029

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Variable Trust  |  10

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market valuation as determined by these factors to the company’s public market price, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market valuation no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

11  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 1 shares as of 12/31 each year[1]
.	Highest Quarter: 2nd Quarter 2009	+23.22%
	Lowest Quarter: 3rd Quarter 2011	-20.32%
Year-to-date total return as of 3/31/2019 is 15.16%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	8/26/2011	-6.93%	6.34%	13.56%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		-5.24%	7.91%	13.18%
1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

Variable Trust  |  12

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Ann M. Miletti, Portfolio Manager / 2001 Christopher G. Miller, CFA, Portfolio Manager / 2017

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

13  |  Variable Trust

VT Small Cap Growth Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”) through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.93%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.93%
1.	The Manager has contractually committed through April 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.95% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$95
3 Years	$296
5 Years	$515
10 Years	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Variable Trust  |  14

Principal Investment Strategies

Under normal circumstances, we invest:

■	80% of the Fund’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $7.7 million to $16.73 billion as of March 31, 2018, and is expected to change frequently.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors. We sell a company’s securities when we see deterioration in fundamentals that leads us to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

15  |  Variable Trust

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at wellsfargoassetmanagement.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 1 shares as of 12/31 each year[1]
.	Highest Quarter: 2nd Quarter 2009	+25.25%
	Lowest Quarter: 4th Quarter 2018	-22.03%
Year-to-date total return as of 3/31/2019 is 16.15%

Average Annual Total Returns for the periods ended 12/31/2018[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	7/16/2010	1.48%	5.78%	14.86%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)		-9.31%	5.13%	13.52%
1.	Historical Performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

Variable Trust  |  16

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager/2011 Thomas C. Ognar, CFA, Portfolio Manager/2011

Purchase and Sale of Fund Shares

Shares of Wells Fargo Variable Trust (“WFVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

17  |  Variable Trust

Details About the Funds

VT International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of foreign issuers;

■	up to 30% of the Fund’s total assets in emerging market equity securities; and

■	in securities of at least three different countries including the U.S.

The types of securities in which we normally invest include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We may use futures or forward foreign currency contracts to manage risk or to enhance return.

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across any market capitalization.

We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Derivatives Risk ■ Emerging Markets Risk ■ Foreign Currency Contracts Risk ■ Foreign Investment Risk ■ Futures Contracts Risk	■ Growth/Value Investing Risk ■ Management Risk ■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Omega Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances,

■	the Fund invests at least 80% of its total assets in equity securities; and

■	may invest up to 25% of the its total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization. We seek to identify companies that have the prospect for improving sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, or reaches our target price, or to take advantage of a better investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Opportunity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities; and

■	up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We may invest in the equity securities of companies of any market capitalization.

We invest in equity securities of companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market valuation as determined by these factors to the company’s public market price, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market valuation no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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VT Small Cap Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	80% of the Fund’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $7.7 million to $16.73 billion as of March 31, 2018, and is expected to change frequently.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors. We sell a company’s securities when we see deterioration in fundamentals that leads us to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund as a whole are called “principal risks.” The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

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Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Portfolio Holdings Information

A description of the Wells Fargo Funds’ policies and procedures with respect to disclosure of the Wells Fargo Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

Pricing Fund Shares

A Fund’s NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however under unusual or unexpected circumstances a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

23  |  Variable Trust

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

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Management of the Funds

The Manager

Wells Fargo Funds Management, LLC (“Funds Management”), headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory and Fund level administrative services to the Funds pursuant to an investment management agreement (the “Management Agreement”). Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management’s investment professionals review and analyze the Funds’ performance, including relative to peer funds, and monitor the Funds’ compliance with their investment objectives and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

Funds Management is also responsible for providing Fund-level administrative services to the Fund, which include, among others, providing such services in connection with the Funds’ operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and providing any other Fund-level administrative services reasonably necessary for the operation of the Funds, other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian and fund accountant.

To assist Funds Management in implementing the investment objectives and strategies of the Funds, Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Funds. Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Funds Management retains overall responsibility for the investment activities of the Funds.

A discussion regarding the basis for the Board’s approval of the Management Agreement and any applicable sub-advisory agreements for each Fund is available in the Fund’s Annual report for the period ended December 31st.

For each Fund’s most recent fiscal year end, the management fee paid to Funds Management pursuant to the Management Agreement, net of any applicable waivers and reimbursements, was as follows:

Management Fees Paid
As a % of average daily net assets
VT International Equity Fund	0.43%
VT Omega Growth Fund	0.54%
VT Opportunity Fund	0.61%
VT Small Cap Growth Fund	0.80%

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers provide day-to-day portfolio management services to the Funds. These services include making purchases and sales of securities and other investment assets for the Funds, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to the Funds. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

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Wells Capital Management Incorporated (“Wells Capital Management”) is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Joseph M. Eberhardy, CFA, CPA VT Small Cap Growth Fund	Mr. Eberhardy joined Wells Capital Management or one of its predecessor firms in 1994, where he currently serves as a Portfolio Manager.
Venkateshwar (Venk) Lal VT International Equity Fund

Mr. Lal joined Wells Capital Management in 2012, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Lal was a Partner and head of risk and trading at EverKey Global Partners, an investment firm he co-founded in 2007.

Ann M. Miletti VT Opportunity Fund

Ms. Miletti joined Wells Capital Management or one of its predecessor firms in 1991, where she currently serves as a Managing Director, Senior Portfolio Manager and Co-Team Lead on the PMV Equity team.

Christopher G. Miller, CFA VT Opportunity Fund	Mr. Miller joined Wells Capital Management or one of its predecessor firms in 2002, where he currently serves as a Senior Portfolio Manager and Co-Team Lead on the PMV Equity team.
Thomas C. Ognar, CFA VT Small Cap Growth Fund	Mr. Ognar joined Wells Capital Management or one of its predecessor firms in 1998, where he currently serves as a Portfolio Manager.
Michael T. Smith, CFA VT Omega Growth Fund	Mr. Smith joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as a Managing Director and Senior Portfolio Manager on the Fundamental Growth Equity team.
Christopher J. Warner, CFA VT Omega Growth Fund	Mr. Warner joined Wells Capital Management or one of its predecessor firms in 2007, where he currently serves as a Portfolio Manager on the Fundamental Growth Equity team.
Dale A. Winner, CFA VT International Equity Fund

Mr. Winner joined Wells Capital Management or one of its predecessor firms in 2012, where he is a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Winner was a Partner and portfolio manager at EverKey Global Partners, an investment firm he co-founded in 2007.

Multi-Manager Arrangement

The Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds , as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management (“Multi-Manager Sub-Advisers”).

Pursuant to the order, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order, the Fund is required to notify shareholders within 90 days. The Funds is not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

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Account Information

Share Class Eligibility

Shares of the Funds are not offered directly to the general public. Instead, WFVT currently offers shares of the Funds only to separate accounts of Participating Insurance Companies that offer the Funds as investment options under VA Contracts and VLI Policies (“Variable Contracts”). For Variable Contracts that are registered with the Securities and Exchange Commission, this Prospectus will accompany a prospectus for the Variable Contract and the related separate account. For Variable Contracts that are not registered with the Securities and Exchange Commission, this Prospectus will accompany a separate disclosure document (rather than a prospectus) for the Variable Contract and the related separate account. WFVT assumes no responsibility for any prospectus or other disclosure document for a Variable Contract or a separate account. In the future, WFVT may offer shares of the Funds directly to qualified pension and retirement plans.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus.

Class 1
Front-End Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Ongoing Distribution (12b-1) Fees	None

Compensation to Financial Professionals and Intermediaries

In addition to the payments made by the Class 2 shares of each Fund for distribution-related services, Funds Management makes additional payments (“Additional Payments”) to Participating Insurance Companies (or their affiliates) that offer the Funds as underlying investment options in separate accounts that issue VA Contracts and VLI Policies. These Additional Payments are made to compensate Participating Insurance Companies for certain administrative services that they provide. These Additional Payments, which may be significant, are paid by Funds Management out of its revenues, which generally come directly or indirectly from fees paid by the Funds in the complex.

The Additional Payments are typically paid on an ongoing basis and are based on assets. The Additional Payments differ among the various Participating Insurance Companies but typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the Participating Insurance Company’s customers. The Additional Payments may create potential conflicts of interest between a contract owner and a Participating Insurance Company who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your Participating Insurance Company and review carefully any disclosure provided by the Participating Insurance Company as to the monies that it receives from mutual funds, their advisers and distributors, as well as how your registered representative is compensated.

The Participating Insurance Companies that have received the Additional Payments described in this section are identified in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Funds website at wellsfargoassetmanagement.com.

Buying and Selling Fund Shares

WFVT has entered into agreements with each Participating Insurance Company (each a “Participation Agreement”) setting forth the terms and conditions pursuant to which the Participating Insurance Company will purchase and redeem shares of the Funds. In the event that WFVT offers shares of the Funds directly to a qualified pension or retirement plan, WFVT likely will enter into a similar Participation Agreement with the plan. The discussion that follows

27  |  Variable Trust

reflects the terms of each current Participation Agreement (which do not differ materially from one another with respect to purchase and redemption procedures).

Shares of the Funds are sold in a continuous offering to the separate accounts to serve as investment options for the Variable Contracts. Net purchase payments under the Variable Contracts are placed in one or more sub-accounts of the separate account, and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund at NAV without sales or redemption charges.

For each day on which a Fund’s NAV is calculated, the separate accounts transmits to WFVT a net purchase or redemption order based on the purchase payments, redemption or surrender requests, and transfer requests received that day by the Participating Insurance Company from Variable Contract owners. We process such orders at the Fund’s NAV calculated as of the day the Participating Insurance Company receives the Variable Contract owner transactions although the net purchase or redemption order is generally not communicated by the Participating Insurance Company to WFVT until the following business day. Payment for shares redeemed is made within seven days after receipt of a proper redemption request (i.e., actual and sufficient notice of such order transmitted to us pursuant to established procedures), except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

For information about the purchase and redemption procedures applicable to you as a Variable Contract owner, see the prospectus or other disclosure document for the relevant Variable Contract.

Potential for Conflict of Interest. A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of Variable Contracts issued by different Participating Insurance Companies or through different separate accounts. A potential for certain conflicts also exists between the interests of owners of Variable Contracts and participants in a qualified pension or retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve a Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of Variable Contracts. Nonetheless, the Board periodically considers whether any such conflicts exist in order to determine what action, if any, should be taken in response to such conflicts. If any irreconcilable material conflicts of interest affecting owners of variable contracts is determined to exist, then each Participating Insurance Company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of Variable Contracts it has issued. If such a conflict is determined to exist in connection with a Fund, one or more Participating Insurance Companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. If a contract owner redeems more than $5,000 (including redemptions that are part of

Variable Trust  |  28

an exchange transaction) from a Fund, that contract owner is “blocked” from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Excessive trading may give rise to conflicts of interest between owners of different types of Variable Contracts and/or owners of Variable Contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. A Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company’s policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.

Distributions

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

29  |  Variable Trust

Other Information

Taxes

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying Variable Contracts. By so qualifying, each Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of Variable Contracts, see the accompanying contract prospectus or disclosure document. Please see the Statement of Additional Information for additional federal income tax information.

Variable Trust  |  30

Financial Highlights

The following tables are intended to help you understand a Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information in the following tables has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is also included in each Fund’s annual report, a copy of which is available upon request.

VT International Equity Fund

For a share outstanding throughout each period

	Year ended December 31
Class 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$5.34	$4.41	$4.82	$4.92	$5.48
Net investment income	0.10 [1]	0.12 [1]	0.11 [1]	0.11 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.77)	0.96	(0.01)	0.02	(0.46)
Total from investment operations	(0.67)	1.08	0.10	0.13	(0.28)
Distributions to shareholders from
Net investment income	(0.61)	(0.15)	(0.15)	(0.23)	(0.16)
Net realized gains	(1.21)	0.00	(0.36)	0.00	(0.12)
Total distributions to shareholders	(1.82)	(0.15)	(0.51)	(0.23)	(0.28)
Net asset value, end of period	$2.85	$5.34	$4.41	$4.82	$4.92
Total return[2]	(16.86)%	24.86%	3.25%	2.30%	(5.30)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	0.95%	0.95%	0.95%	0.94%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.41%	2.41%	2.49%	2.04%	3.44%
Supplemental data
Portfolio turnover rate	51%	55%	77%	34%	39%
Net assets, end of period (000s omitted)	$19,315	$28,001	$25,137	$30,254	$32,599

1.	Calculated based upon average shares outstanding
2.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

31  |  Variable Trust

VT Omega Growth Fund

For a share outstanding throughout each period

	Year ended December 31
Class 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.99	$22.20	$23.30	$27.57	$32.78
Net investment income (loss)	(0.03) [1]	(0.02) [1]	0.10	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	0.62	7.68	0.05	0.52	1.22
Total from investment operations	0.59	7.66	0.15	0.49	1.19
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00
Net realized gains	(3.31)	(0.81)	(1.25)	(4.76)	(6.40)
Total distributions to shareholders	(3.31)	(0.87)	(1.25)	(4.76)	(6.40)
Net asset value, end of period	$26.27	$28.99	$22.20	$23.30	$27.57
Total return[2]	0.52%	34.95%	0.77%	1.62%	4.09%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.79%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.10)%	(0.07)%	0.26%	(0.11)%	(0.10)%
Supplemental data
Portfolio turnover rate	46%	67%	90%	101%	88%
Net assets, end of period (000s omitted)	$33,043	$38,687	$33,373	$40,362	$47,210

1.	Calculated based upon average shares outstanding
2.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

VT Opportunity Fund

For a share outstanding throughout each period

	Year ended December 31
Class 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.05	$24.60	$25.00	$28.82	$26.11
Net investment income	0.15	0.13	0.22	0.57	0.10
Net realized and unrealized gains (losses) on investments	(1.69)	4.77	2.59	(1.28)	2.69
Total from investment operations	(1.54)	4.90	2.81	(0.71)	2.79
Distributions to shareholders from
Net investment income	(0.12)	(0.25)	(0.60)	(0.12)	(0.08)
Net realized gains	(2.63)	(2.20)	(2.61)	(2.99)	0.00
Total distributions to shareholders	(2.75)	(2.45)	(3.21)	(3.11)	(0.08)
Net asset value, end of period	$22.76	$27.05	$24.60	$25.00	$28.82
Total return[1]	(6.93)%	20.72%	12.52%	(2.85)%	10.70%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.85%	0.84%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.52%	0.43%	0.65%	2.02%	0.37%
Supplemental data
Portfolio turnover rate	31%	36%	47%	41%	33%
Net assets, end of period (000s omitted)	$27,165	$33,843	$33,035	$35,539	$42,178

1.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Variable Trust  |  32

VT Small Cap Growth Fund

For a share outstanding throughout each period

	Year ended December 31
Class 1		2017	2016	2015	2014
Net asset value, beginning of period	$10.43	$8.51	$8.70	$10.08	$11.32
Net investment loss	(0.05)	(0.04)	(0.01) [1]	(0.06)	(0.07)
Net realized and unrealized gains (losses) on investments	0.40	2.24	0.65	(0.02)	(0.21)
Total from investment operations	0.35	2.20	0.64	(0.08)	(0.28)
Distributions to shareholders from
Net realized gains	(1.12)	(0.28)	(0.83)	(1.30)	(0.96)
Net asset value, end of period	$9.66	$10.43	$8.51	$8.70	$10.08
Total return[2]	1.48%	26.14%	8.10%	(2.63)%	(1.67)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.94%	0.93%	0.93%
Net expenses	0.92%	0.94%	0.94%	0.93%	0.93%
Net investment loss	(0.59)%	(0.65)%	(0.10)%	(0.69)%	(0.75)%
Supplemental data
Portfolio turnover rate	68%	72%	89%	77%	54%
Net assets, end of period (000s omitted)	$19,801	$22,591	$20,554	$22,402	$28,121

1.	Calculated based upon average shares outstanding
2.	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

33  |  Variable Trust

Notes

Variable Trust  |  34

.

.

FOR MORE INFORMATION

More information on a Fund is available free upon request,
including the following documents:

Statement of Additional Information (“SAI”)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period.

To obtain copies of the above documents or for more
information about Wells Fargo Funds, contact us:

By telephone:
Individual Investors: 1-800-260-5969
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: fundservice@wellsfargo.com

By mail:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266

Online:
wellsfargoassetmanagement.com

From the SEC:
Visit the SEC’s Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC’s Public Reference Room) or
the SEC’s website at sec.gov.

To obtain information for a fee, write or email:
SEC’s Public Reference Section
100 “F” Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

The Funds are distributed by Wells Fargo Funds Distributor,
LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo &
Company. Securities Investor Protection Corporation (“SIPC”)
information and brochure are available at SIPC.org or by
calling SIPC at (202) 371-8300.

. .

© 2019 Wells Fargo Funds Management, LLC. All rights reserved	059VT1/P1411 ICA Reg. No. 811-09255

WELLS FARGO VARIABLE TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information May 1, 2019	.
Variable Trust Funds

Fund	Class(es)
Wells Fargo VT Discovery Fund	2
Wells Fargo VT Index Asset Allocation Fund	2
Wells Fargo VT International Equity Fund	1 and 2
Wells Fargo VT Omega Growth Fund	1 and 2
Wells Fargo VT Opportunity Fund	1 and 2
Wells Fargo VT Small Cap Growth Fund	1 and 2

.

Wells Fargo Variable Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six series of the Trust in the Wells Fargo family of funds - the above referenced Funds (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated above. This SAI relates to all such classes of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”) dated May 1, 2019. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2018, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our website at wellsfargofunds.com, calling 1-800-260-5969 or writing to Wells Fargo Funds®, PO Box 219967, Kansas City, MO 64121-9967.

VTFS/FASAI13 5-19

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Select Funds (“Norwest”), the Board of Trustees of Life & Annuity Trust (“Annuity Trust”) and the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Annuity Trust portfolios to certain Funds of the Trust (the “Reorganization”). Prior to September 17, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On March 1, 2010, the Board of Trustees of Evergreen Funds (“Evergreen”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust.

On December 15, 2015, the Wells Fargo Advantage Funds changed its name to the Wells Fargo Funds.

The VT Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund II. The predecessor fund commenced operations on May 8, 1992.

The VT Index Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor fund commenced operations on April 15, 1994.

The VT International Equity Fund commenced operations on July 3, 2000. The VT International Core Fund changed its name from the VT International Equity Fund to the VT International Core Fund effective April 11, 2005, and changed its name back to the VT International Equity Fund on May 1, 2010. On July 19, 2010, the predecessor Evergreen VA International Equity Fund, which is considered the surviving entity for accounting purposes, and was a series of Evergreen Variable Annuity Trust (“EVAT”), merged with the VT International Equity Fund. The predecessor Evergreen VA International Equity Fund commenced operations on August 10, 1998.

The VT Omega Growth Fund commenced operations on July 19, 2010, as successor to Evergreen VA Omega Fund. The predecessor Evergreen VA Omega Fund changed its name from Evergreen VA Aggressive Growth Fund on October 1, 1999. Evergreen VA Aggressive Growth Fund commenced operations on March 6, 1997. The predecessor Evergreen VA Aggressive Growth Fund had been reorganized as a series of EVAT on or about May 1, 1998. Prior to reorganization, the predecessor Evergreen VA Omega Growth Fund was a series of Evergreen Variable Trust, a Massachusetts business trust.

The VT Opportunity Fund commenced operations on April 11, 2005, as the successor to the Strong Opportunity Fund II. The predecessor fund commenced operations on May 8, 1992.

The VT Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Advantage Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

FUND INVESTMENT POLICIES AND RISKS

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal 25% of the current value of the Fund’s total assets, provided that there is no limitation with respect to investment in (i) securities

Wells Fargo - Variable Trust Funds | 2

issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund’s ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities).

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(3) Each Fund may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended (“CEA”), including futures, options on futures, and swaps (“commodity interests”), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund’s investment adviser to claim an exclusion from being a “commodity pool operator” as defined by the CEA.

(4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called “short positions”), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets, except for VT Index Asset Allocation Fund which will not buy

3 | Wells Fargo - Variable Trust Funds

futures contracts or write put options whose underlying value exceeds 50% of the Fund’s total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund’s total assets.

(5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(9) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(10) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Further Explanation of Investment Policies

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

Additional Approved Principal Investment Strategies

In addition to the principal investment strategies set forth in the Prospectus(es), the Funds may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Please refer to a Fund’s Prospectuses for information regarding the Fund’s anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if a Fund’s Prospectuses do not currently include information regarding derivatives, or only includes information regarding certain derivative instruments, the Fund may use any of the derivative securities described below, at any time, and to any extent consistent with the Fund’s other principal investment strategies.

DERIVATIVE SECURITIES

Derivatives are financial instruments that derive their value, at least in part, from the value of another security or asset, the level of an index (e.g., the S&P 500 Index) or a rate (e.g., the Euro Interbank Offered Rate (“Euribor”)), or the relative change in two or more reference assets, indices or rates. The most comment types of derivatives are forward contracts, futures, options and swap agreements. Some forms of derivative instruments, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges, like the Chicago Board of Trade and the Chicago Mercantile Exchange. These types of derivative instruments are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivative

Wells Fargo - Variable Trust Funds | 4

instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. Other common types of derivative instruments include forward foreign currency contracts, linked securities and structured products, participation notes and agreements, collateralized mortgage obligations, inverse floaters, stripped securities, warrants, and swaptions.

A Fund may take advantage of opportunities to invest in a type of derivative that is not presently contemplated for use by the Fund, or that is not currently available, but that may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. The trading markets for less traditional and/or newer types of derivative instruments are less developed than the markets for traditional types of derivative instruments and provide less certainty with respect to how such instruments will perform in various economic scenarios.

A Fund may use derivative instruments for a variety of reasons, including: i) to employ leverage to enhance returns; ii) to increase or decrease exposure to particular securities or markets; iii) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); iv) to protect its unrealized gains reflected in the value of its portfolio; v) to facilitate the sale of portfolio securities for investment purposes; vi) to reduce transaction costs; vii) to manage the effective maturity or duration of its portfolio; and/or viii) to maintain cash reserves while remaining fully invested.

The risks associated with the use of derivative instruments are different from, and potentially much greater than, the risks associated with investing directly in the underlying instruments on which the derivatives are based. The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize derivative instruments may depend, in part, upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivatives contrary to prevailing market trends, the Fund could be exposed to additional, unforeseen risks, including the risk of loss.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. The risk of loss is heightened when a Fund uses derivative instruments to enhance its returns or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Additional risks of derivative instruments include, but are not limited to: i) the risk of disruption of a Fund’s ability to trade in derivative instruments because of regulatory compliance problems or regulatory changes; ii) credit risk of counterparties to derivative contracts; and iii) market risk (i.e., exposure to adverse price changes). The possibility of default by the issuer or the issuer’s credit provider may be greater for derivative instruments than for other types of instruments. The sub-adviser utilizes a variety of internal risk management procedures to ensure that derivatives are closely monitored, and that their use is consistent with a particular Fund’s investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

A hedging strategy may fail if the correlation between the value of the derivative instruments and the other investments in a Fund’s portfolio is not consistent with the sub-adviser’s expectations. If the sub-adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund’s portfolio, but the Fund may also lose money on the derivative instrument itself.

In the case of credit derivatives, which are a form of derivative that includes credit default swaps and total return swaps, payments of principal and interest are tied to the performance of one or more reference obligations or assets. The same general risks inherent in derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In

5 | Wells Fargo - Variable Trust Funds

addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for a derivative transaction. In addition, some over-the-counter (“OTC”) derivative instruments may be illiquid. Derivative instruments traded in the OTC market are also subject to the risk that the other party will not meet its obligations. The use of derivative instruments may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund’s use of derivative instruments also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivative instruments that are not transferable or that do not have active secondary markets.

Because certain derivatives may involve leverage, and a Fund could lose more than it invested, federal securities laws, regulations and guidance may require a Fund to segregate or “earmark” assets in order to reduce the risks associated with such derivatives, or to otherwise hold instruments that offset the Fund’s current obligations from derivatives. This process is known as “cover.” A Fund will not enter into any derivative transactions unless it earmarks cash or liquid assets with a value at least sufficient to cover its current obligations under a derivative transaction or otherwise covers the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is earmarked or otherwise used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle a Fund must earmark liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). Conversely, with respect to swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may earmark liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when a Fund has entered into contractual arrangements with a third party futures commission merchant (“FCM”) or other counterparty to offset the Fund’s exposure under the contract, and, failing that, to assign their delivery obligations under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act of 1940 and SEC or SEC-staff guidance. By earmarking assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark assets equal to the full notional amount of the instrument.

When a Fund buys or sells a derivative that is cleared through a central clearing party, an initial margin deposit with a FCM is required. If the value of a Fund’s derivatives that are cleared through a central clearing party decline, the Fund will be required to make additional “variation margin” payments to the FCM. If the value of a Fund’s derivatives that are cleared through a central clearing party increases, the FCM will be required to make additional “variation margin” payments to the Fund. This process is known as “marking-to-market” and is calculated on a daily basis.

Central clearing arrangements with respect to derivative instruments may be less favorable to the Funds than bilateral arrangements, because the Funds may be required to provide greater amounts of margin for cleared transactions than

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for bilateral transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a central clearing party generally can require termination of existing cleared transactions at any time or increase margin requirements.

While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to: i) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments; and/or iii) the possible inability of a Fund to close out or liquidate its derivatives positions. Accordingly, there is the risk that such strategies may fail to serve their intended purposes, and may reduce returns or increase volatility. These strategies also entail transactional expenses.

It is possible that current and/or future legislation and regulation with respect to derivative instruments may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. For example, Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Other provisions of the Dodd-Frank Act include: i) position limits that may impact a Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective; ii) capital and margin requirements; and iii) the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. In addition, the SEC, CFTC and exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is subject to modification by government and judicial action. Changes to U.S. tax laws may affect the use of derivatives by the Funds. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

Moreover, the SEC has proposed, and indicated that it is likely to re-propose, rule changes that could significantly limit or impact the ability of registered investment companies to invest in derivatives and other instruments, limit their ability to employ certain strategies that use derivatives, or adversely affect their efficiency in implementing particular investment strategies.

Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset at a set price on a future date. An option on a future gives the holder of the option the right, which may or may not be exercised, to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before a specified expiration date. Futures contracts and options on futures are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on such contracts is the creditworthiness of the exchange. In addition, futures contracts and options on futures are subject to market risk (i.e., exposure to adverse price changes).

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

Futures contracts often call for making or taking delivery of an underlying asset; however, futures are exchange-traded, so that a party can close out its position on the exchange for cash, without ever having to make or take delivery of an asset. Closing out a futures position is affected by purchasing or selling an offsetting contract for

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the same aggregate amount with the same delivery date; however, there can be no assurance that a liquid market will exist at a time a Fund seeks to close out an exchange-traded position, including options positions.

A Fund may purchase and write call and put options on futures contracts. The holder of an option on a futures contract has the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. The potential loss related to the purchase of futures options is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of a Fund.

To the extent securities are segregated or “earmarked” to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of leverage, which may exaggerate the effect of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

There are several risks associated with the use of futures contracts and options on futures as hedging instruments. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and the securities being hedged. In addition, there are significant differences between securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts for securities, including technical influences in futures and options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities have historically been highly correlated to their respective underlying U.S. Government securities. However, to the extent a Fund enters into such futures contracts, the value of the futures will not fluctuate in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of a futures contract and its respective underlying security may be affected by differences in the nature of their respective markets. The spread may also be affected by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:

■	Storage: Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

■	Reinvestment: In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a

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Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

■	Other Economic Factors: The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures and options on futures positions. Unless otherwise noted in the section entitled “Non-Fundamental Investment Policies,” each of the Funds has claimed an exclusion from the definition of “Commodity Pool Operator” (“CPO”) found in Rule 4.5 of the Commodity Exchange Act (“CEA”). Accordingly, the manager of each such Fund, as well as each sub-adviser, is not subject to registration or regulation as a CPO with respect to the Funds under the CEA.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts for various investment reasons, including to serve as a substitute for a comparable market position in the underlying securities. A Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in a Fund’s portfolio securities which are the subject of the transaction.

Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Inverse Floaters. Inverse floaters (also known as “residual interest bonds”) are inverse floating rate debt securities. The interest rate on an inverse floater varies inversely with a floating rate (which may be reset periodically by a “Dutch” auction, a remarketing agent or by reference to a short-term tax-exempt interest rate index). A change in the interest rate on the referenced security or index will inversely affect the rate of interest paid on an inverse floater. That is, income on inverse floating rate debt securities will decrease when interest rates increase, and will increase when interest rates decrease.

Markets for inverse floaters may be less developed and more volatile, and may experience less or varying degrees of liquidity relative to markets for more traditional securities, especially during periods of instability in credit markets. The value of an inverse floater is generally more volatile than that of a traditional fixed-rate bond having similar credit quality, redemption provisions and maturity. Inverse floaters may have interest rate adjustment formulas that generally reduce or, in the extreme cases, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of an inverse floater also tends to fall faster than the value of a fixed-rate bond when interest rates rise, and conversely, the value of an inverse floater tends to rise more rapidly when interest rates fall. Inverse floaters tend to underperform fixed-rate bonds in a rising long-term interest rate environment, but tend to outperform fixed-rate bonds when long-term interest rates decline.

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Inverse floaters have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. As a result, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a Fund will transfer fixed-rate securities held in the Fund’s portfolio to a trust. The trust then typically issues the inverse floaters and the floating rate notes that are collateralized by the cash flows of the fixed-rate securities. In return for the transfer of the securities to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.

Inverse floaters are sometimes created by depositing municipal securities in a tender option bond trust (“TOB Trust”). In a tender option bond (“TOB”) transaction, a TOB Trust issues a floating rate certificate (“TOB Floater”) and a residual interest certificate (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed-Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed-Rate Bond. The TOB Trust divides the income stream provided by the Fixed-Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed-Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the TOB Residual holder bears substantially all of the underlying Fixed-Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed-Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed-Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: i) cause the holders of the TOB Floater to tender their notes at par; and ii) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed-Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”), as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed-Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after

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the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Options. A Fund may purchase and sell both put and call options on various instruments, including, but not limited to, fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. A Fund may also write covered straddles consisting of a combination of calls and puts written on the same underlying securities or indices.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option typically has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a

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Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.

Foreign Currency Options. Funds that may invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices to gain exposure to comparable market positions in the underlying securities or to manage risk (i.e., hedge) on direct investments in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on stock indices listed on foreign and domestic stock exchanges. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of a stock index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the stock index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

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Participation Notes. Participation notes (“P-notes”) are participation interest notes that are issued by banks and broker-dealers and are designed to offer a return linked to a particular equity, debt, currency or market. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the bank or issuing broker-dealer any dividends paid on the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them. As such, a Fund must rely on the creditworthiness of the issuer of a P-note for their investment returns on such P-note, and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts. Stock index futures and options on stock index futures provide exposure to comparable market positions in the underlying securities or to manage risk (i.e., hedge) on direct investments in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Options on stock index futures give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Synthetic Convertible Securities. Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or a stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase a Fund’s credit risk and valuation risk. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Swap Agreements. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values,

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mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate, among others, each of which may include special features, such as caps, collars and floors.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.

A Fund may enter into swap agreements for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as Euribor, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of cash or other liquid assets to limit the extent of any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered

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will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, the extent to which a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the sub-adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then a Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. The sub-adviser will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The use of swaps is a highly specialized activity that requires investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding, not only of the reference asset, interest rate, or index, but also of the terms of the swap agreement, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination, and because they may have remaining terms of greater than seven days, OTC swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the sub-adviser attempts to use a swap as a hedge on, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. In addition, because swap transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions (described below) generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

Many swaps are complex, and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into an over-the-counter swap with specialized terms, because the market value of a swap, in some cases, is partially determined by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s net asset value.

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A Fund also may enter into options to enter into a swap agreement (“swaptions”). These transactions give a party the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Commodity-Linked Swap Agreements. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and more than one exchange of commodities.

In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as Euribor, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund’s ability to invest in commodity-linked swaps may be adversely affected by changes in legislation, regulations or other legally binding authority. Under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. The Internal Revenue Service has also issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income with respect to the 90% threshold. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Code and any future legislation or guidance may cause a Fund to fail to qualify as a regulated investment company, which may adversely impact a shareholder’s return. Alternatively, a Fund may forego such investments, which could adversely affect the Fund’s ability to achieve its investment goal.

Credit Default Swap Agreements. A Fund may enter into OTC and cleared credit default swap agreements, which may reference one or more debt securities or obligations that are or are not currently held by a Fund. The protection “buyer” in an OTC credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. Market perceived credit risk increases as spreads widen; market perceived credit risk decreases as spreads narrow. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current

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status of the payment/performance risk. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to illiquidity risk and counterparty credit risk (with respect to OTC credit default swaps). A Fund will enter into uncleared credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Interest Rate Swap Agreements. Interest rate swap agreements may be used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including Euribor, swap rates, Treasury rates and foreign interest rates.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments).

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when the sub-adviser believes that the basket of securities constituting the long position will outperform

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the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss, even in circumstances when the securities in both the long and short baskets appreciate in value.

Cross-Currency Swap Agreements. Cross currency swap agreements are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap agreement when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap agreement, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates may negatively affect currency swaps.

Volatility, Variance and Correlation Swap Agreements. A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates. Certain of the Funds may engage in variance swaps and correlation swaps.

Permitted Investment Activities and Certain Associated Risks

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Not all of the Funds participate in all of the investment activities described below. In addition, with respect to any particular Fund, to the extent that an investment activity is described in such Fund’s Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus, a Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES

Debt securities include bonds, corporate debt securities and similar instruments, issued by various U.S. and non-U.S. public- or private-sector entities. The issuer of a debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the debt security’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate debt securities will tend to fall when interest rates rise, and rise when interest rates fall. The values of “floating-rate” or “variable-rate” debt securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate debt securities. Debt securities may be senior or subordinated obligations. Senior obligations, including certain bonds and corporate debt

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securities, generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities. The values of debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by a Fund, such as those rated “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” or lower by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower-yielding, higher-rated debt securities. A Fund could lose money if the issuer is unable or unwilling to meet its financial obligations. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the Fund’s sub-adviser determines it to be advantageous for the Fund to sell the security. Investing in debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in this section.

A Fund may purchase instruments that are not rated if, as determined by the Fund’s sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s, Fitch or S&P may change as a result of changes in such organizations’ rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Certain of the debt obligations a Fund may purchase (including certificates of participation, commercial paper and other short-term obligations) may be backed by a letter of credit from a bank or insurance company. A letter of credit guarantees that payment to a lender will be received on time and for the correct amount, and is typically unconditional and irrevocable. In the event that the indebted party is unable to make payment on the debt obligation, the bank or insurance company will be required to cover the full or remaining amount of the debt obligation.

Corporate debt securities are long and short term fixed-income securities typically issued by businesses to finance their operations. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The rate of interest on a corporate debt security may be fixed, floating, or variable, and could vary directly or inversely with respect to a reference rate. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral). Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, credit card loans, student loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

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While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, especially during periods of high or rising interest rates, causing an extension in the duration of the asset-backed securities. The impact of any prepayments made on the underlying assets may be difficult to predict and may result in greater volatility.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

Asset-backed securities carry additional risks including, but not limited to, the possibility that: i) the creditworthiness of the credit support provider may deteriorate; and ii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations. Bank obligations include certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the customer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations of the banking institution bearing fixed, floating or variable interest rates.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. New legislation or regulations, or changes in interpretation and enforcement of existing laws or regulations, may affect the manner of operations and profitability of domestic banks. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Banks may be particularly susceptible to certain economic factors, such as interest rate changes or adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Further, the traditional banking industry is experiencing increased competition from alternative types of financial institutions.

Collateralized Debt Obligations (“CDOs”). CDOs pool together assets that generate cash flow, and repackages these pools into discrete tranches that can be sold to investors. CDOs include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CLOs and CBOs are distinguished by their underlying securities. CLOs are securities comprised of bundles of corporate loans; CBOs are securities backed by a collection of bonds or other CDOs.

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The tranches in a CDO vary substantially in their risk profiles and level of yield. Tranches bear losses in the reverse order of their seniority with respect to one another. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest coupon rates. The senior tranches are generally safer because they have first priority on payback from the collateral in the event of default. As a result, the senior tranches of a CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches. Despite the protection, even the most senior tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO therefore may substantially impact the risk associated with purchasing the securities.

CDOs can also be divided into two main categories: cash and synthetic. Cash CDOs are secured by cash assets, such as loans and corporate bonds. Synthetic CDOs are secured by credit default swaps or other noncash assets that provide exposure to a portfolio of fixed-income assets.

Cash CDOs can be further subdivided into two types: cash flow and market value. Cash flow and market value CDOs differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are collateralized by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having subordinated tranches of securities. The most senior/highest-rated tranche will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to mitigate severity of loss. Market value CDOs receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement for market value CDOs is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on market value CDOs are substantially related to the collateral manager’s performance.

CDOs carry the risk of uncertainty of timing of cash flows. Such a risk depends on the type of collateral, the degree of diversification, and the specific tranche in which a Fund invests. Typically, CDOs are issued through private offerings and are not registered under the securities laws. However, an active dealer market may exist for such securities, thereby allowing such securities to trade consistent with an exemption from registration under Rule 144A under the Securities Act of 1933, as amended. Further risks include the possibility that distributions from the collateral will not be adequate to make interest payments, and that the quality of the collateral may decline in value or default.

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Commercial Paper. Commercial paper is a short-term, promissory note issued by a bank, corporation or other borrower to finance short-term credit needs. Commercial paper is typically unsecured but it may be supported by letters of credit, surety bonds or other forms of collateral. Commercial paper is usually sold on a discount basis and typically has a maturity from 1 to 270 days. Like bonds, and other fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Variable amount master demand notes are a type of commercial paper. They are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein a Fund sells fixed-income securities and simultaneously makes a commitment to purchase similar, but not identical, securities at a later date from the same party and at a predetermined price. Mortgage-backed security dollar rolls and U.S. Treasury dollar rolls are types of dollar rolls. Like a forward commitment, during the roll period, no payment is made by a Fund for the securities purchased, and no interest or principal payments on the securities purchased accrue to the Fund, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions may result in higher transaction costs for a Fund.

Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

High-Yield Securities. High-yield securities (also known as “junk bonds”) are debt securities that are rated below investment-grade, or are unrated and deemed by the Fund’s sub-adviser to be below investment-grade, or are in default at the time of purchase. These securities are considered to be high-risk investments and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal). High-yield securities also tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities. If market quotations are not readily available for the Funds’ lower-rated or nonrated securities, these securities will be valued by a method that the Funds’ Boards believe reflects their fair value.

The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

High yield and comparable unrated securities are typically unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited trading markets for high yield and comparable unrated securities may diminish a Fund’s ability to: i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Loan Participations. A loan participation gives a Fund an undivided proportionate interest in a partnership or trust that owns a loan or instrument originated by a bank or other financial institution. Typically, loan participations are offered by banks or other financial institutions or lending syndicates and are acquired by multiple investors. Principal and

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interest payments are passed through to the holder of the loan participation. Loan participations may carry a demand feature permitting the holder to tender the participations back to the bank or other institution. Loan participations, however, typically do not provide the holder with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the holder may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the holder may assume the credit risk of both the borrower and the lender that is selling the loan participation.

Loan participations in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Loan participations in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loan participations especially vulnerable to adverse changes in economic or market conditions. Loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loan participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so, or may be able to sell them only at a price below their fair market value. Market bids may be unavailable for loan participations from time to time; a Fund may find it difficult to establish a fair value for loan participations held by it. Many loan participations in which a Fund invests may be unrated, and the Fund’s sub-adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan participation. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Money Market Instruments. Money market instruments provide short-term funds to businesses, financial institutions and governments. They are debt instruments issued with maturities of thirteen months or less, and that are determined to present minimal credit risk. Because of their short-term maturities and by whom these debt instruments are issued, money market instruments are extremely liquid and provide relatively few risks. Common money market instruments include Treasury bills, certificates of deposit, commercial paper, banker’s acceptances, and repurchase agreements among others.

Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see “Asset-Backed Securities” section) and represent interests in “pools” of underlying mortgage loans that serve as collateral for such securities. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying mortgage loans are effectively “passed through” to the holders of the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals, while others make semiannual interest payments at a predetermined rate and repay principal only at maturity. An economic downturn—particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—may adversely affect the market for and value of mortgage-backed securities.

The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities resulting from prepayments will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the holder to a lower rate of return upon reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium and is backed by underlying mortgage loans that are subject to prepayment, the value of the premium would effectively be lost or reduced if prepayments are made on such underlying collateral. Conversely, to the extent a mortgage-backed security is purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns, as well as accelerate the recognition of income.

Mortgage-backed securities are subject to credit risk, which includes the risk that the holder may not receive all or part of its interest or principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another

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security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

In addition, the Funds may purchase some mortgage-backed securities through private placements that are restricted as to further sale. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers depends, in part, on the financial health of any guarantees and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and, in some cases, rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime” mortgages.

Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as much as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a U.S. Government sponsored entity, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Mortgage-backed securities that are not insured or guaranteed generally offer a higher rate of return in the form of interest payments, but also expose the holders to greater credit risk.

Adjustable-Rate Mortgage Securities (“ARMS”). ARMS represent an ownership interest in a pool of mortgage loans that generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. ARMS are issued, guaranteed or otherwise sponsored by governmental agencies such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by private issuers. Mortgage loans underlying ARMS typically provide for a fixed initial mortgage interest rate for a specified period of time and, thereafter, the interest rate may be subject to periodic adjustments based on changes in an applicable index rate. Adjustable interest rates can cause payment increases that some borrowers may find difficult to make.
The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. ARMS are also offered by private issuers.

As a result of adjustable interest rates, the yields on ARMS typically lag behind changes in the prevailing market interest rate. This results in ARMS generally experiencing less decline in value during periods of rising interest rates than traditional long-term, fixed-rate mortgage-backed securities. On the other hand, during periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag. As a result, the values of ARMS are expected to rise less than the values of securities backed by fixed-rate mortgages during periods of declining interest rates.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations that may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC,

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or FNMA, and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Payments of principal on the underlying securities, including prepayments, are first “passed through” to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of a CMO. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities. Examples of CMOs include commercial mortgage-backed securities and adjustable-rate mortgage securities.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to CMBS holders according to a schedule of payments. Because the underlying commercial mortgage loans tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than securities backed by residential mortgage loans.

Investing in CMBS expose a Fund to the risks of investing in the commercial real estate securing the underlying mortgage loans. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a commercial property to attract and retain tenants. The value of CMBS may change because of: i) actual or perceived changes in the creditworthiness of the borrowers or their tenants; ii) deterioration in the general state of commercial real estate or in the types of properties backing the CMBS; or iii) overall economic conditions. Credit quality of the CMBS depends primarily on the quality of the loans themselves and on the structure of the particular deal. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) typically are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. SMBS are commonly structured so that one class receives only the principal, while another class only receives interest. Principal-only SMBS generally are structured to make a lump-sum payment at maturity and not to make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than securities that offer periodic payments over time. SMBS that are structured to receive interest only tend to increase in value as prevailing interest rates increase.

Municipal Bonds. Municipal bonds are debt obligations of a governmental entity issued to obtain funds for various public purposes that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are typically, but not always, supported by the municipality’s general taxing authority, while revenue bonds are supported by the revenues from one or more particular project, facility, class of facilities, or activity. The revenue bond classification encompasses industrial revenue bonds (“IRBs”) (formerly known as industrial development bonds). IRBs are organized by a government entity but the proceeds are directed to a private, for-profit business. IRBs are backed by the credit and security of the private, for-profit business. IRBs are typically used to support a specific project, such as to build or acquire factories or other heavy equipment and tools. With an IRB, the sponsoring government entity holds title to the underlying collateral until the bonds are paid in full. In certain circumstances, this may provide a federal tax exempt status to the bonds, and many times a property tax exemption on the collateral. With an IRB, the sponsoring government entity is not responsible for bond repayment and the bonds do not affect the government’s credit rating. Under the Internal Revenue Code, certain revenue bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the

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Funds’ current yield. To the extent that securities held by the Funds are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a nationally recognized statistical ratings organization (e.g., Moody’s, S&P, or Fitch ), the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Funds’ shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

The risks associated with municipal bonds vary. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations.

Because of the large number of different issuers of municipal bonds, the variance in size of bonds issued, and the range of maturities within the issues, most municipal bonds do not trade on a daily basis, and many trade only rarely. Because of this, the spread between the bid and offer may be wider, and the time needed to purchase or sell a particular bond may be longer than for other securities.

Municipal securities are typically issued together with an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that a Fund acquired the municipal security. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income, or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Changes or proposed changes in state or federal tax laws could impact the value of municipal debt securities that a Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of a Fund’s portfolio. Such a failure could also result in additional taxable income to a Fund and/or shareholders.

Municipal Leases. Municipal leases are obligations in privately arranged loans to state or local government borrowers and may take the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer). They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. Municipal leases and participations therein frequently involve special risks.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. In most cases, municipal leases are not backed by the taxing authority of the issuers and may have limited marketability. Certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to

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back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Municipal Market Data Rate Locks. A municipal market data rate lock (“MMD Rate Lock”) permits an issuer that anticipates issuing municipal bonds in the future to, in effect, lock in a specified interest rate. A MMD Rate Lock also permits an investor (e.g., a Fund) to lock in a specified rate for a portion of its portfolio in order to: i) preserve returns on a particular investment or a portion of its portfolio; ii) manage duration; and/or iii) protect against increases in the prices of securities to be purchased at a later date. By using an MMD Rate Lock, a Fund can create a synthetic long or short position, allowing the Fund to select what the sub-adviser believes is an attractive part of the yield curve. A Fund will ordinarily use these transactions as a hedge or for duration or risk management, but may enter into them to enhance income or gains, or to increase yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A MMD Rate Lock is a contract between the investor and the MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Stand-by Commitments. A Fund may purchase municipal securities together with the right to resell the underlying municipal securities to the seller or a third party (typically an institution such as a bank or broker-dealer that is believed to continually satisfy credit quality requirements) at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price that a Fund pays for securities with a stand-by commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes.

When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of a Fund’s portfolio of securities.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities when a Fund exercises its stand-by commitment. Stand-by commitments are not separately marketable and there may be differences between the maturity of the underlying security and the maturity of the commitment.

Taxable Municipal Obligations. Certain municipal obligations may be subject to federal income tax for a variety of reasons. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemptions. For example, a taxable municipal obligation would not qualify for the federal income exemption where (a) the governmental entity did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) the governmental entity exceeds certain regulatory limitations on the cost of issuance for tax-exempt financing, or (c) the governmental entity finances public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan. Generally, payments on taxable municipal obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or whether the debt obligations can be backed by the

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government’s taxing power. Due to federal taxation, taxable municipal obligations typically offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations.

U.S. Territories, Commonwealths and Possessions Obligations. A Fund may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States, including but not limited to, Puerto Rico, Guam, and the U.S. Virgin Islands, that pay interest that is exempt from federal income tax and state personal income tax. The value of these securities may be highly sensitive to events affecting the fiscal stability of the issuers. These issuers may face significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled, such as social conflict or unrest, labor disruption and natural disasters. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of the securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the issuers. The value of a Fund’s shares will be negatively impacted to the extent it invests in such securities. Further, there may be a limited market for certain of these municipal securities, and the Fund could face illiquidity risks.

Municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. The majority of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of the island’s public functions, such as water, wastewater, highways, electricity, education and public construction. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities. Any debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of such securities.

Municipal Notes. Municipal notes generally are used to provide short-term operating or capital needs and typically have maturities of one year or less. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). The category includes, but is not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, revenue anticipation warrants, and tax and revenue anticipation notes.

U.S. Government Obligations. U.S. Government obligations include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, the principal and interest payments of which are backed by the full faith and credit of the U.S. This category also includes other securities issued by U.S. Government agencies or U.S. Government sponsored entities, such as GNMA, FNMA and FHLMC. U.S. Government Obligations issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its guarantees are not backed by the full faith and credit of the U.S. Government.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades,

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and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.

Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

EQUITY SECURITIES

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Other Securities Section below”). Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity securities fluctuate in value and the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Small- or mid-capitalization companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to financial losses. Also, their securities may be thinly traded (and therefore may have to be sold at a discount from current prices or sold in small lots over an extended period of time) and may be subject to wider price swings, thus creating a greater risk of loss than securities of larger capitalization companies.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the election of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered.

The price of common stock is generally affected by corporate earnings, anticipated dividend payments, types of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The value of common stock may fall due to changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions

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include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks in a Fund’s portfolio. Common stock is also subject to the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall because of various factors, including an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. The value of common stock also may decline significantly over a short period of time due to factors specific to a company, including decisions made by management or lower demand for the company’s products or services.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks, such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stock also entitles holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock and, thus, also represent an ownership interest in that company. Distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks generally applicable to equity securities. A company generally pays dividends on its preferred stock only after making required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. In addition, preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action.

Auction preferred stock (“APS”) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by institutional bidders. An APS is distinguished from standard preferred stock because its dividends change more frequently. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.

Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institution’s balance sheet.

The primary asset owned by a trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will own the trust’s common securities, which typically represents a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the proceeds from selling the trust-preferred securities to purchase the subordinated debt issued by the financial institution.

The trust uses the interest received from the financial institution on its subordinated debt to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of the financial institution’s common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by trust-preferred trust subsidiaries of the participating

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financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities (e.g, a Fund), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.

FOREIGN SECURITIES

Unless otherwise stated in a Fund’s prospectus, the decision on whether stocks and other securities or investments are deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors. Foreign equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Equity Securities” above and “Other Securities Section” below). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered (see “Debt Securities” above).

Foreign securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that a Fund may, at times, be unable to sell foreign securities at desirable times and/or prices. Brokerage commissions, custodial costs, currency conversion costs and other fees are also generally higher for foreign securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments.

The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of

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many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In addition, foreign securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

Some foreign countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, like the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Even in instances where there is no individual investment quota that applies, trading may be subject to aggregate and daily investment quota limitations that apply to foreign entities in the aggregate. Such limitations may restrict a Fund from investing on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. In instances where governmental approval is required, there can be no assurance that a Fund will be able to obtain such approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares.

Regulations that govern the manner in which foreign investors may invest in companies in certain countries can subject a Fund to trading, clearance and settlement procedures that could pose risks to the Fund. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity, and then have the shares purchased re-registered in the name of the Fund. Re-registration may, in some instances, not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. In certain other countries, shares may be held only through a nominee structure whereby a local company holds purchased shares as nominee on behalf of foreign investors. The precise nature and rights of a Fund as the beneficial owner of shares held through such a nominee structure may not be well defined under local law, and as a result, should such local company become insolvent, there is a risk that such shares may not be regarded as held for the beneficial ownership of the Fund, but rather as part of the general assets of the local company available for general distribution to its creditors.

A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the

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1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. To avoid these restrictions, a sub-adviser, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

Depositary Receipts. American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) represent interests in securities of foreign companies that have been deposited with a U.S. financial institution, such as a bank or trust company, and that trade on an exchange or over-the-counter (“OTC”).

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary (the issuing bank or trust company), whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States; as such, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of depositary receipts.

ADRs represent interests in foreign issuers that trade on U.S. exchanges or OTC. ADRs represent the right to receive securities of the foreign issuer deposited with the issuing bank or trust company. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent the right to receive foreign securities and may be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

Although an issuing bank or trust company may impose charges for the collection of dividends on foreign securities that underlie ADRs, GDRs and EDRs, and for the conversion of ADRs, GDRs and EDRs into their respective underlying securities, there are generally no fees imposed on the purchase or sale of ADRs, GDRs and EDRs, other than transaction fees ordinarily involved with trading stocks. ADRs, GDRs and EDRs may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer may be untimely.

Emerging Market Securities. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad-based market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of

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economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For example, economies in emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets.

Certain emerging market countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than developed countries, and have less developed legal systems than developed countries. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. Some emerging market countries may also impose punitive taxes that could adversely affect the prices of securities. While a Fund will only invest in markets where these restrictions are considered acceptable by the Fund’s sub-adviser, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happens, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to a Fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments. In addition, rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Additionally, there may be increased settlement risk for transactions in securities of emerging market issuers. Settlement systems in emerging market countries are generally less organized than those in developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund. A Fund and its shareholders may also encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Taxation of dividends, interest and capital gains received by a Fund varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and

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procedures, and such laws may permit retroactive taxation so that a Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Foreign Currency Contracts. To the extent that a Fund may i) invest in securities denominated in foreign currencies, ii) temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, or iii) engage in foreign currency contract transactions, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, market interest rates, government intervention, speculation and other factors affect these forces. A Fund may engage in foreign currency transactions in order to hedge its portfolio and to attempt to protect it against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also engage in foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Forward foreign currency contracts are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The sub-advisers will consider on an ongoing basis the creditworthiness of the institutions with which each Fund will enter into such forward foreign currency contracts.

The use of foreign currency contracts involves the risk of imperfect correlation between movements in contract prices and movements in the price of the currencies to which the contracts relate. The successful use of foreign currency transaction strategies also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s forecasts will be accurate. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. When such contracts are used for hedging purposes, they are intended to reduce the risk of loss due to a decline in the value of the hedged currency, but at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts may be either futures contracts or forward contracts. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells foreign currency futures contracts.

Foreign currency futures contracts carry the same risks as other futures contracts, but also entail risks associated with international investing. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent a Fund may invest in securities denominated in foreign currencies, and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

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If a decline in the exchange rate for a particular currency is anticipated, a Fund may enter into a foreign currency futures position as a hedge. If it is anticipated that an exchange rate for a particular currency will rise, a Fund may enter into a foreign currency futures position to hedge against an increase in the price of securities denominated in that currency. These foreign currency futures contracts will only be used as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

Recent Events in European Countries. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On June 23, 2016, the United Kingdom (“UK”) voted via referendum to leave the European Union, a measure commonly referred to as “Brexit.” On March 29, 2017, the UK formally notified the European Council of its intention to withdraw from the EU within two years after providing such notice, leading to an official date for Brexit of March 29, 2019. However, on March 29, 2019, the Parliament of the UK voted down a formal plan whereby the UK would withdraw from the EU without any agreements in place regarding future dealings between the governments of both parties, as well as their respective businesses. The EU has since granted the UK an extension to allow it to remain a member of the EU through October 31, 2019, subject to certain conditions (including the UK’s participation in European parliamentary elections in May 2019), to provide the UK additional time to further negotiate such agreements with the EU. If such conditions are not met, the UK will be forced to leave the EU on June 1, 2019, with no agreements in place. Negotiations are ongoing and subject to further developments.

Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the UK and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the UK and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. This uncertainty may have an adverse effect on the global economy and on the value of a Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the UK, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which a Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of a Fund’s assets are or become subject. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of a Fund’s assets or investments economically tied to the UK or the EU.

The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during a transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit

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could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

In addition, the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Inter-bank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate, or any other changes or reforms to the determination or supervision of Reference Rates, could have an adverse impact on the market for, or value of any, securities or payments linked to those Reference Rates and other financial obligations held by a Fund, or on its overall financial condition or results of operations. In addition, any substitute Reference Rate, and any pricing adjustments imposed by a regulator or by counterparties or otherwise, may adversely affect a Fund’s performance and/or net asset value.

Foreign Debt Securities. Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. They include fixed-income securities of foreign issuers and securities or contracts payable or denominated in non-U.S. currencies. Investments in, or exposure to, foreign debt securities involve certain risks not associated with securities of U.S. issuers. Unless otherwise stated in a Fund’s prospectus, the decision on whether a security is deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors.

Foreign debt securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investments in or exposure to foreign debt securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign debt securities may also be less liquid than securities of U.S. issuers so that a Fund may, at times, be unable to sell foreign debt securities at desirable times and/or prices. Transaction fees, custodial costs, currency conversion costs and other

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fees are also generally higher for foreign debt securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments. Foreign debt securities carry many of the same risks as other types of foreign securities. For more information, refer to “Foreign Securities.”

The cost of servicing foreign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Furthermore, there is a risk of restructuring of certain foreign debt obligations that could reduce and reschedule interest and principal payments.

The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign debt securities denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In addition, foreign debt securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.

Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such

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trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including those of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. The debt obligations of a foreign government or entity may not be supported by the full faith and credit of such foreign government. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Prospects for repayment of principal and interest may depend on political and economic factors. A Fund may have limited or no legal recourse in the event of default with respect to sovereign debt obligations. Sovereign debt instruments and foreign debt securities share many of the same risks. For more information, refer to “Foreign Debt Securities.”

Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

The performance of sovereign debt instruments may be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in sovereign debt instruments denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Sovereign debt instruments may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism). Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by

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these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities, including sovereign debt instruments. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could directly or indirectly reduce the after-tax profits of a Fund.

Supranational Entity Securities. Debt security investments may include the debt securities of “supranational” entities, which are international groups or unions in which the power and influence of member states transcend national boundaries or interests in order to share in decision making and vote on issues concerning the collective body. They include international organizations designated or supported by governments to promote economic reconstruction or development and international banking institutions and related government agencies, such as the International Bank for Reconstruction and Development (part of the World Bank), the European Union, the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for such entities.

Supranational Entity Securities are subject to risks in addition to those relating to foreign government and sovereign debt securities and debt securities generally. Issuers of such debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. The foreign governmental or other organizations supporting such supranational issuers may be immune from lawsuits in the event of the issuer’s failure or inability to pay the obligations when due. Issuers may be dependent on expected disbursements from foreign governmental or other organizations.

OTHER PERMITTED INVESTMENT ACTIVITIES

Borrowing. Generally, under the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow money for temporary or emergency purposes, including for short-term redemptions and liquidity needs. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Fund covers such leverage by maintaining a segregated account or otherwise. To help meet short-term redemptions and liquidity needs, the Funds

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are parties to a revolving credit agreement whereby a Fund is permitted to use bank borrowings for temporary or emergency purposes.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted or exchanged (by the holder or by the issuer) within a specified period of time into a certain amount of common stock of the same or a different issuer. As such, convertible securities combine the investment characteristics of debt and equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.
As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rate changes as a similar fixed-income security, and tends not to be as sensitive to share price changes as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will typically have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- or mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s credit evaluation, as well as financial reporting and investment limitation purposes.

Contingent Convertible Bonds. Contingent convertible bonds are a type of convertible security typically issued by non-U.S. banks. Unlike more traditional convertible securities, which typically may convert into equity after the issuer’s common stock has reached a certain strike price, the trigger event for a contingent convertible bond is typically a decline in the issuing bank’s capital threshold below a specified level. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. A Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Exchange-Traded Notes. Exchange-traded notes (“ ETNs”) are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the

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reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally designed to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than a money market Fund) may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds (other than the money market Funds) have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Funds Management to administer the liquidity risk management program and related procedures. The money market Funds may invest up to 5% of its net assets in illiquid investments. The 15% and 5% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit (5% for the money market Funds), for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than

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investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Companies. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. A Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as of the time at which a securities purchase is made: i) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund; ii) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; and iii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies.

Other investment companies in which a Fund invests can be expected to pay fees and other operating expenses, such as investment advisory and administration fees, that would be in addition to those paid by the Fund. Other investment companies may include ETFs, which are publicly-traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries (e.g., passive ETFs), and index funds. A passive ETF or index fund is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. Passive ETFs or index funds in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by passive ETFs or index funds may, from time to time, temporarily be unavailable, which may further impede a passive ETF’s or index fund’s ability to track their respective indices. An actively-managed ETF is an investment company that seeks to outperform the performance of an index.

ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits.

In addition, a Fund may invest in the securities of closed-end investment companies. Because shares of closed-end investment companies trade on a stock exchange or in the OTC market, they may trade at a premium or discount to their net asset values, which may be substantial, and their potential lack of liquidity could result in greater volatility. In addition, closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility. Moreover, closed-end investment companies incur their own fees and expenses.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. In 2018, the SEC proposed voted to propose a new rule and related amendments designed to streamline and enhance the regulatory framework for fund of funds arrangements, which are created when a mutual fund or other type of fund invests in shares of another fund. If adopted, this new rule may affect the ability and conditions under which a Fund may purchase shares of other affiliated Funds, including the money market Funds.

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Loans of Portfolio Securities. Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; iii) the Fund will receive any interest or distributions paid on the loaned securities; and iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment income to the securities lending agent). Cash collateral may be invested on behalf of a Fund by the Fund’s sub-adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management, LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it.

The interests in the Cash Collateral Fund are not insured by the FDIC, and are not deposits, obligations of, or endorsed or guaranteed in any way by, Wells Fargo Bank or any banking entity. Any losses in the Cash Collateral Fund will be borne solely by the Cash Collateral Fund and not by Wells Fargo Bank or its affiliates.

Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by a Fund.

Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds’ manager.

Private Placement and Other Restricted Securities. Private placement securities are securities sold in offerings that are exempt from registration under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A (a “Rule 144A Security”)), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield

Wells Fargo - Variable Trust Funds | 44

securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Private placement and other restricted securities may be considered illiquid securities, as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities that are “illiquid” are subject to each Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The term “illiquid” in this context refers to securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

The manager typically will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: i) the frequency of trades and quotes for the Rule 144A Security; ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; iii) dealer undertakings to make a market in the Rule 144A Security; and iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

The manager will apply a similar process to evaluating the liquidity characteristics of other restricted securities. A restricted security that is deemed to be liquid when purchased may not continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements. A repurchase agreement is an agreement wherein a Fund purchases a security for a relatively short period of time (usually less than or up to seven days) and, at the time of purchase, the seller agrees to repurchase that security from the Fund at a mutually agreed upon time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested.

Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements may involve risks in the event of default or insolvency of the counterparty that has agreed to repurchase the securities from a Fund, including possible delays or restrictions upon the Fund’s ability to sell the underlying security and additional expenses in seeking to enforce the Fund’s rights and recover any losses. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time a Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price.

In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party,

45 | Wells Fargo - Variable Trust Funds

or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales. A short sale is a transaction in which a Fund sells a security it may not own in anticipation of a decline in market value of that security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.
Short positions in futures and options create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered speculative. Since a Fund in effect profits from a decline in the price of the futures or options sold short without having to invest the full purchase price of the futures or options on the date of the short sale, a Fund’s NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A sub-adviser’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to a Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security,” as such term is defined in the 1940 Act, unless the sale is “against the box,” and the securities sold are placed in a segregated account, or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash or other liquid assets in an amount equal to the difference between the current market value of the securities sold short and any cash or liquid securities required to be deposited as collateral with a broker in connection with the transaction. Collateral deposited with a broker will be marked-to-market daily, and any amounts deposited with a broker or in a segregated account will not have the effect of limiting a Fund’s potential losses on a short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales not “against the box” will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not “against the box” or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets totaling more than a specified percentage of the value of the Fund’s total assets.

Warrants. Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

When-Issued and Delayed-Delivery Transactions and Forward Commitments. Certain securities may be purchased or sold on a when-issued or delayed-delivery basis, and contracts to purchase or sell securities for a fixed price at a future

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date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Each Fund has a segregated account where it may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

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Other Risks

Liquidation Risk. There can be no assurance that a Fund will grow to or maintain a viable size and, pursuant to the Declaration of Trust, the Board is authorized to close and/or liquidate a Fund at any time. In the event of the liquidation of a Fund, the expenses, timing and tax consequences of such liquidation may not be favorable to some or all of the Fund’s shareholders. In addition, pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (collectively known as the “Volcker Rule”), if the manager and/or its affiliates own 25% or more of the outstanding shares of a Fund more than three years after the Fund’s inception date (or such longer period as may be permitted by the Federal Reserve Board and/or other federal regulatory agencies overseeing the Volcker Rule), the Fund will be subject to restrictions on trading that will adversely impact the Fund’s ability to execute its investment strategy. Should this occur, a Fund may be liquidated, or the manager and/or its affiliates may be required to reduce their ownership interests in the Fund, either of which may result in gains or losses, increased transaction and other costs and adverse tax consequences. In addition, other large shareholders controlling a significant portion of a Fund’s shares, such as other funds, institutional investors, financial intermediaries, individuals and other accounts, may elect to redeem a portion or all of their shares at any time, and the Fund may no longer be able to maintain a viable size after meeting the redemption request. In these circumstances, a Fund’s board may determine to liquidate the Fund. Other factors and events that may lead to the liquidation of a Fund include changes in laws or regulations governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund.
After a Fund liquidation is announced, such Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not meet its investment objective and principal investment strategies. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation would receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. In the event of a liquidation, please consult with a tax advisor to determine your specific tax consequences, if any.

Operational and Cybersecurity Risks. Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Funds are also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to a Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of a Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Funds by affecting a Fund’s manager, sub-adviser(s), or other service providers, or issuers of securities in which a Fund invests. Although the Funds have business continuity plans and other safeguards in place, including what the Funds believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Funds cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest. Such risks at issuers of securities in which the Funds invest could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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TRUSTEES AND OFFICERS

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Management of the Funds.”

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo family of funds which consists of, as of December 31, 2018, 152 series comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.

N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.

N/A

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Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
Isaiah Harris, Jr.[2] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).

CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

N/A
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018

President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

N/A

Wells Fargo - Variable Trust Funds | 50

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
James G. Polisson (Born 1959)	Trustee, since 2018

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018

Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.

N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	Isaiah Harris, Jr. became Chairman of the Audit Committee effective January 1, 2019.

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Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
OFFICERS
Andrew Owen (Born 1960)	President, since 2017

Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

The Trust’s Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”), does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Nominating and Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Wells Fargo Funds Management, LLC (“Funds Management” or the “Manager”), sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Trusts in the Fund Complex are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a Trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he was employed as an equities analyst, portfolio manager and research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets. Prior thereto, he was a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. She also served as a Trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit

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Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012, and as chair of the Audit Committee. Ms. Freeman serves as a Board Member of the Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. Ms. Freeman is a Chartered Financial Analyst (inactive).

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and as Chair of the Audit Committee since 2019 and was an Advisory Board Member from 2008 to 2009. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee from 2009 to 2018. She has also served as a trustee and chair of the audit committee of Asset Allocation Trust from 2010 to 2018. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert, as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006 and as chairman of the Nominating and Governance Committee since 2018. She also served as a Trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on, and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996, and Chairman of the Board of Trustees since 2018. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

James G. Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex since 2018 and was an Advisory Board member in 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to 2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer, from 2011 to 2012. Mr. Polisson also served as

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Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Pamela Wheelock. Ms. Wheelock has served as a Trustee of the Trusts in the Fund Complex since 2018 and was an Advisory Board member in 2017. Ms. Wheelock is the Chief Operating Officer of Twin Cities Habitat for Humanity. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) and the Vice President of University Services at the University of Minnesota from 2012 to 2017, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

Board of Trustees - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration of Trust. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular in-person meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.Timothy Penny serves as chairman of the Board. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Nominating and Governance Committee, an Audit Committee, a Valuation Committee and a Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of Funds Management, the sub-advisers and other

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service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Funds to bear certain risks (such as investment-related risks) to pursue their goals. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Funds Management, the independent registered public accounting firm for the Funds, and internal compliance auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Funds’ performance, and considers information regarding the oversight of liquidity risks from Funds Management’s investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing Fund portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Nominating and Governance Committee, a standing Audit Committee, a standing Valuation Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The Nominating and Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee’s responsibilities are set forth in Valuation Procedures approved by the Board, and the Dividend Committee’s responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust’s Nominating and Governance Committee, Audit Committee and Valuation Committee. The Dividend Committee is comprised of three Independent Trustees.

(1) Nominating and Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration of Trust and any By-Laws of a Trust, the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Funds’ manager, sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Olivia Mitchell serves as the chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in Appendix A to the Trusts’ Nominating and Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any

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regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

The Nominating and Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Isaiah Harris, Jr. serves as the chairman of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team (“Management Valuation Team”) of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

(4) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Funds Management and certain sub-advisers (“Management Open-End Dividend Committee”). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Core Plus Bond Fund, Diversified Income Builder Fund, Emerging Markets Equity Income Fund, International Bond Fund, Real Return Fund and Strategic Income Fund. Under certain circumstances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee.

The committees met the following number of times during the most recently completed fiscal year:

Committee Name	Committee Meetings During Last Fiscal Year
Nominating and Governance Committee	3
Audit Committee	7
Valuation Committee	0
Dividend Committee	0

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Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. Listed below is the compensation that was paid to each current Trustee by a Fund and the Fund Complex for the most recently completed fiscal year:

Trustee Compensation
Trustee	Compensation From the Fund	Total Compensation from the Fund Complex[1]
William R. Ebsworth	$301,000	$1,980
Jane A. Freeman	$321,000	$2,112
Isaiah Harris, Jr.	$288,500	$1,898
Judith M. Johnson	$331,000	$2,178
David F. Larcker	$301,000	$1,980
Olivia S. Mitchell	$321,000	$2,112
Timothy J. Penny	$376,000	$2,474
James G. Polisson	$301,000	$1,980
Pamela Wheelock	$301,000	$1,980
1.	As of December 31, 2018, there were 152 funds in the Fund Complex.

Beneficial Equity Ownership Information. The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2018 in each Fund and the aggregate dollar range of equity securities in other Funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

Fund	Ebsworth	Freeman	Harris	Johnson	Larcker	Mitchell	Penny	Polisson	Wheelock
VT Discovery Fund	A	A	A	A	A	A	A	A	A
VT Index Asset Allocation Fund	A	A	A	A	A	A	A	A	A
VT International Equity Fund	A	A	A	A	A	A	A	A	A
VT Omega Growth Fund	A	A	A	A	A	A	A	A	A
VT Opportunity Fund	A	A	A	A	A	A	A	A	A
VT Small Cap Growth Fund	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex	E	E	E	E	E	E	E	E	E

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2018, none of the Independent Trustees and/or their immediate family members owned securities of the manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.

MANAGER AND OTHER SERVICE PROVIDERS

Manager and Class-Level Administrator

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the manager and class-level administrator for the Funds. Funds Management provides advisory and Fund-level administrative services to the Funds under an investment management agreement (the “Management Agreement”) and provides class-level administrative services to the Funds under a class-level administration agreement (the “Class-Level Administration Agreement”). Under the Management Agreement, Funds Management is responsible for, among other services, (i) implementing the investment objectives and strategies of the Funds, (ii) supervising the applicable Sub-Adviser(s), (iii) providing Fund-level administrative services in connection with the Funds’ operations, (iv) developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions, and (v) providing any other Fund-level

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administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

Under the Class-Level Administration Agreement, Funds Management is responsible for, among other services, (i) coordinating, supervising and paying the applicable transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, (ii) coordinating the preparation and filing of registration statements, notices, shareholder reports and other information materials, including prospectuses, proxies and other shareholder communications for a class, (iii) receiving and tabulating class-specific shareholder votes, (iv) reviewing bills submitted to a Fund and, upon determining that a bill is appropriate, allocating amounts to the appropriate classes thereof and instructing the Funds’ custodian to pay such bills, and (v) assembling and disseminating information concerning class performance, expenses, distributions and administration. Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives pursuant to the Class-Level Administration Agreement.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Fee
VT Discovery Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.750% 0.700% 0.650% 0.625% 0.600% 0.590% 0.580%
VT Index Asset Allocation Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.600% 0.550% 0.500% 0.475% 0.440% 0.430%
VT International Equity Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.800% 0.750% 0.700% 0.675% 0.650% 0.640% 0.630%
VT Omega Growth Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.600% 0.550% 0.500% 0.475% 0.450% 0.440% 0.430%
VT Opportunity Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.700% 0.675% 0.650% 0.625% 0.600% 0.590% 0.580%
VT Small Cap Growth Fund	First $500M Next $500M Next $1B Next $1B Next $2B Next $5B Over $10B	0.800% 0.750% 0.700% 0.675% 0.650% 0.640% 0.630%

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Management Fees Paid. Prior to July 1, 2015, Funds Management provided advisory services to the Funds pursuant to an investment advisory agreement (“Advisory Agreement”). The Management Agreement, which became effective on July 1, 2015, combines the terms of the Advisory Agreement with the terms of the Funds’ prior Amended and Restated Administration Agreement (the “Prior Administration Agreement”) applicable to Fund-level administrative services. For the most recent fiscal year, the amounts shown below reflect fees paid to and waived by Funds Management under the Management Agreement. The table also shows the advisory fees paid pursuant to the Advisory Agreement and the advisory fees waived by Funds Management for the prior two fiscal years.

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
December 31, 2018
VT Discovery Fund	$1,104,280	$14,033
VT Index Asset Allocation Fund	$423,409	$42,314
VT International Equity Fund	$709,780	$572,959
VT Omega Growth Fund	$517,889	$52,505
VT Opportunity Fund	$1,166,224	$174,320
VT Small Cap Growth Fund	$2,409,162	$0
December 31, 2017
VT Discovery Fund	$988,957	$18,650
VT Index Asset Allocation Fund	$355,404	$134,282
VT International Equity Fund	$1,804,304	$850,669
VT Omega Growth Fund	$455,277	$58,208
VT Opportunity Fund	$1,153,706	$212,048
VT Small Cap Growth Fund	$1,974,598	$0
December 31, 2016
VT Discovery Fund	$852,793	$30,176
VT Index Asset Allocation Fund	$401,551	$81,903
VT International Equity Fund	$1,673,086	$809,695
VT Omega Growth Fund	$421,832	$57,505
VT Opportunity Fund	$1,175,808	$185,222
VT Small Cap Growth Fund	$1,772,606	$356

For providing class-level administrative services to the Funds pursuant to the Class-Level Administration Agreement, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of the total net assets of each Class:

Class-Level Administrator Fee
Share Class	% of Toal Net Assets
Class 1	0.08%
Class 2	0.08%

Administrative Service Fees Paid. The Class-Level Administration Agreement became effective July 1, 2015. Prior to July 1, 2015, Funds Management provided both Fund-level and class-level administrative services to the Fund pursuant to the Prior Administration Agreement. For the most recent fiscal year, the amounts shown below reflect fees paid to and waived by Funds Management under the Class-Level Administration Agreement. The table also shows the administrative services fees paid pursuant to the Prior Administration Agreement and the administrative services fees waived by Funds Management for the prior two fiscal years.

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Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
December 31, 2018
VT Discovery Fund	$119,287	$0
VT Index Asset Allocation Fund	$62,096	$0
VT International Equity Fund	$111,274	$17,000
VT Omega Growth Fund	$75,924	$129
VT Opportunity Fund	$153,078	$127
VT Small Cap Growth Fund	$240,916	$0
December 31, 2017
VT Discovery Fund	$107,478	$0
VT Index Asset Allocation Fund	$65,292	$0
VT International Equity Fund	$265,497	$0
VT Omega Growth Fund	$68,464	$0
VT Opportunity Fund	$156,086	$0
VT Small Cap Growth Fund	$197,459	$0
December 31, 2016
VT Discovery Fund	$94,183	$0
VT Index Asset Allocation Fund	$64,461	$0
VT International Equity Fund	$248,278	$0
VT Omega Growth Fund	$63,912	$0
VT Opportunity Fund	$155,546	$0
VT Small Cap Growth Fund	$177,296	$0

General. Each Fund’s Management Agreement will continue in effect provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined under the 1940 Act) of any such party. The Management Agreement may be terminated at any time by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by Funds Management on 60 days’ written notice. It will terminate automatically if assigned.

For each Fund, the Class-Level Administration Agreement will continue in effect provided the continuance is approved annually by the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of any party to the Class-Level Administration Agreement. The Class-Level Administration Agreement may be terminated on 60 days’ written notice by either party.

Conflicts of Interest. Wells Fargo & Company is a diversified financial services company providing banking, insurance, investment, mortgage and consumer financial services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of such investments, which may cause competition for limited positions. Also, various clients and proprietary accounts of Funds Management and its affiliates may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as manager and, for most Wells Fargo Funds, sub-adviser, as well as class-level administrator and principal underwriter.

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These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate such conflicts of interest.

Fund Expenses. From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of the Independent Trustees; investment management, shareholder services and class-level administrative fees; payments pursuant to any 12b-1 Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a 12b-1 Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund’s assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

Sub-Advisers

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or the “Sub-Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund’s average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Fee
VT Discovery Fund	First $100M Next $100M Over $200M	0.450% 0.400% 0.350%
VT Index Asset Allocation Fund	First $100M Next $100M Over $200M	0.150% 0.125% 0.100%
VT International Equity Fund	First $200M Over $200M	0.450% 0.400%
VT Omega Growth Fund	First $100M Next $100M Next $300M Over $500M	0.450% 0.400% 0.350% 0.300%
61 | Wells Fargo - Variable Trust Funds

Fund	Fee
VT Opportunity Fund	First $100M Next $100M Next $300M Over $500M	0.450% 0.400% 0.350% 0.300%
VT Small Cap Growth Fund	First $100M Next $100M Over $200M	0.550% 0.500% 0.400%

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of December 31, 2018, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each, a “Portfolio Manager” and, together, the “Portfolio Managers”). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows:

Fund	Sub-Adviser	Portfolio Managers
VT Discovery Fund	Wells Capital Management	Michael T. Smith, CFA Christopher J. Warner, CFA
VT Index Asset Allocation Fund	Wells Capital Management	Kandarp R. Acharya, CFA, FRM Petros N. Bocray, CFA, FRM Christian L. Chan, CFA
VT International Equity Fund	Wells Capital Management	Venkateshwar (Venk) Lal Dale A. Winner, CFA
VT Omega Growth Fund	Wells Capital Management	Michael T. Smith, CFA Christopher J. Warner, CFA
VT Opportunity Fund	Wells Capital Management	Ann M. Miletti Christopher G. Miller, CFA
VT Small Cap Growth Fund	Wells Capital Management	Joseph M. Eberhardy, CFA, CFP Thomas C. Ognar, CFA

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Funds or any personal brokerage accounts of the Portfolio Manager(s) and their families.

Wells Capital Management
Portfolio Manager
Kandarp R. Acharya, CFA, FRM	Registered Investment Companies
	Number of Accounts	36
	Total Assets Managed	$6.66 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	27
	Total Assets Managed	$1.34 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

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Petros N. Bocray, CFA, FRM	Registered Investment Companies
	Number of Accounts	28
	Total Assets Managed	$6.71 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$79.90 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Christian L. Chan, CFA	Registered Investment Companies
	Number of Accounts	37
	Total Assets Managed	$6.73 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$48.75 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	25
	Total Assets Managed	$1.29 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Joseph M. Eberhardy, CFA, CPA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$7.84 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	4
	Total Assets Managed	$937.9 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	46
	Total Assets Managed	$1.28 B

63 | Wells Fargo - Variable Trust Funds

Number of Accounts Subject to Performance Fee	2
Assets of Accounts Subject to Performance Fee	$267.4 M

Venkateshwar (Venk) Lal	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$1.51 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$28.60 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Ann M. Miletti	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.57 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$903 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Christopher G. Miller, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$2.55 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0

Wells Fargo - Variable Trust Funds | 64

Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	12
Total Assets Managed	$903 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Thomas C. Ognar, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$7.84 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	4
	Total Assets Managed	$938 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	46
	Total Assets Managed	$1.28 B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$267 M

Michael T. Smith, CFA	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$4.19 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$98.4 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	39
	Total Assets Managed	$2.02 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Christopher J. Warner, CFA	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$4.19 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2

65 | Wells Fargo - Variable Trust Funds

Total Assets Managed	$98.4 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	39
Total Assets Managed	$2.02 B
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Dale A. Winner, CFA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$1.51 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$28.60 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

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Compensation. The Portfolio Managers were compensated by their employing Sub-Adviser using the following compensation structure:

Wells Capital Management. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Wells Capital Management’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Beneficial Ownership in the Funds. None of the Portfolio Managers of the Funds beneficially owned shares of the Fund(s) they manage.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The Funds have adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their shares. The Plan was adopted by the Board, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Under the Plan and pursuant to the related Distribution Agreement, the Class 2 shares of these Funds pay the Distributor, on a monthly basis, an annual fee of up to 0.25% of the average daily net assets attributable to the Class as compensation for distribution related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by these Funds is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority (“FINRA”) under the Conduct Rules of the National Association of Securities Dealers. The Distributor may enter into selling agreements with one or more broker-dealers under which such broker-dealers may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from Funds Management in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

67 | Wells Fargo - Variable Trust Funds

For the fiscal period ended December 31, 2018, the Funds paid the Distributor the following fees for distribution-related services. The Distributor’s distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. As a result, the compensation paid to broker/dealers by the Distributor may exceed the compensation paid to the Distributor by the Fund.

Distribution Fees
Fund	Total Distribution Fee Paid By Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
VT Discovery Fund
Class 2	$372,771	$(645)	$373,416
VT Index Asset Allocation Fund
Class 2	$194,051	$3,555	$190,496
VT International Equity Fund
Class 2	$338,967	$2,677	$336,290
VT Omega Growth Fund
Class 2	$140,141	$9,661	$130,480
VT Opportunity Fund
Class 2	$397,729	$(2,111)	$399,840
VT Small Cap Growth Fund
Class 2	$691,291	$(1,208)	$692,499

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Independent Trustees.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
December 31, 2018
VT Discovery Fund	$0	$0
VT Index Asset Allocation Fund	$0	$0
VT International Equity Fund	$0	$0
VT Omega Growth Fund	$0	$0
VT Opportunity Fund	$0	$0
VT Small Cap Growth Fund	$0	$0

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Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
December 31, 2017
VT Discovery Fund	$0	$0
VT Index Asset Allocation	$0	$0
VT International Equity Fund	$0	$0
VT Omega Growth Fund	$0	$0
VT Opportunity Fund	$0	$0
VT Small Cap Growth Fund	$0	$0
December 31, 2016
VT Discovery Fund	$0	$0
VT Index Asset Allocation	$0	$0
VT International Equity Fund	$0	$0
VT Omega Growth Fund	$0	$0
VT Opportunity Fund	$0	$0
VT Small Cap Growth Fund	$0	$0

Custodian and Fund Accountant

State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub-custodians as the Fund’s global custody manager, determines income and collects interest on each Fund’s investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Securities Lending Agent

Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (the “Securities Lending Agent”) serves as the securities lending agent to the Funds responsible for the implementation and administration of the Funds’ securities lending program including facilitating the lending of the Funds’ available securities to approved borrowers and negotiating the terms and conditions of each loan with a borrower. The Securities Lending Agent ensures that all substitute interest, dividends, and other distributions paid with respect to loaned securities is credited to each Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent.

The Securities Lending Agent ensures that all collateral received in connection with securities loans is invested in the Cash Collateral Fund, as described above in the section entitled “Permitted Investment Activities and Certain Associated Risks – Loans of Portfolio Securities”. The Securities Lending Agent monitors the marked value of the collateral delivered in connection with a securities loan so that such collateral equals to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage. At the termination of the loan, the Securities Lending Agent returns the collateral to the borrower upon the return of the loaned securities.

The Securities Lending Agent maintains records of all loans and makes available to the Funds a monthly statement describing the loans made and the income derived from the loans during the period. The Securities Lending Agent performs compliance monitoring and testing of the securities lending program and provides quarterly report to the Funds’ Board of Trustees.

For the fiscal year ended December 31, 2018, the Funds listed in the table below earned income and paid fees and compensation to the Securities Lending Agent as follows:

69 | Wells Fargo - Variable Trust Funds

Fees and/or compensation for securities lending activities and related services:
	VT Discovery Fund	VT Index Asset Allocation Fund	VT International Equity Fund	VT Omega Growth Fund	VT Opportunity Fund	VT Small Cap Growth Fund
Gross income from securities lending activities	$305,675	$529	$202,424	$21,323	$19,112	$563,366
Fees paid to Securities Lending Agent from revenue split	$(11,646)	$(10)	$(15,337)	$(431)	$(471)	$(32,473)
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(5,340)	$(10)	$(3,095)	$(397)	$(410)	$(7,934)
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrow)	$(183,976)	$(420)	$(45,951)	$(16,615)	$(13,990)	$(229,672)
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$(200,962)	$(440)	$(64,383)	$(17,443)	$(14,871)	$(270,079)
Net income from securities lending activities	$104,713	$89	$138,041	$3,880	$4,241	$293,287

Transfer and Distribution Disbursing Agent

DST Asset Manager Solutions, Inc. (“DST”), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Funds. For providing such services, DST is entitled to receive fees from the Administrator.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm for the Funds. KPMG provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG’s address is Two Financial Center, 60 South Street, Boston, MA 02111.

Under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”), accounting firms such as KPMG are not independent if they or any of their covered persons have certain financial relationships with their audit clients or certain affiliates of those clients. The Funds are required under various securities laws to have their financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include all of the series of the Fund Complex, including the Funds. KPMG has informed the Trust’s Audit Committee that it and certain of its covered persons have relationships with one or more lenders who hold, as record owner, more than ten percent of the shares of certain series of the Fund Complex, which implicates the Loan Rule.

On June 20, 2016, the SEC staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company, et al., No-Action Letter) (the “No-Action Letter”) related to the Loan Rule. In the No-Action Letter, the SEC staff provided assurances that it would not recommend enforcement action against a fund that relied on audit services performed by an accounting firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the No-Action Letter are substantially similar to the circumstances that may implicate KPMG’s independence under the Loan Rule with respect to the Funds. While the SEC had indicated that the assurances granted in the No-Action Letter would expire eighteen months from its issuance, on September 22, 2017, the SEC staff extended its assurances indefinitely and indicated that the No-Action Letter would be withdrawn

Wells Fargo - Variable Trust Funds | 70

upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the No-Action Letter.

KPMG has communicated to the Trust’s Audit Committee that, after evaluating the facts and circumstances and the Loan Rule and No-Action Letter, it believes that the relationships reported to the Trust’s Audit Committee do not bear on its ability to be objective and impartial in the performance of its audits of the Funds and that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion. Based on this evaluation, KPMG has confirmed that it continues to be an independent accountant with respect to the Funds within the meaning of PCAOB Rule 3520 and all relevant professional and regulatory standards. In May 2018, the SEC proposed amendments to revise its auditor independence rules related to loans or debtor-creditor relationships. The rules, as proposed, are not expected to alter this conclusion.

If, in the future, the independence of KPMG is called into question under the Loan Rule by circumstances that are not addressed in the No-Action Letter, the Funds may need to take action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse consequences for the Funds.

Code of Ethics

The Fund Complex, Funds Management, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding personal securities transactions. The codes of ethics for the Fund Complex, Funds Management, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trusts have adopted policies and procedures for the Funds (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any aﬃliated person of a Fund (or an aﬃliated person of such aﬃliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest.

The Board of the Trusts has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. Funds Management has adopted the Wells Fargo Asset Management (“WFAM”) Proxy Voting Policies and Procedures (the “WFAM Policies and Procedures”) and WFAM has established a Proxy Voting Committee (“WFAM Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the WFAM Policies and Procedures. The following outlines certain key aspects of the WFAM Policies and Procedures relating to the administration of the proxy voting process and how proxies are voted.

Proxy Administrator. The proxy voting process is administered by Wells Capital Management’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the WFAM Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Committee reviews the continuing appropriateness of the WFAM Policies and Procedures, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to

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proxy votes 3.) Voting proxies in accordance with WFAM’s guidelines 4.) Handling administrative and reporting items 5.) Maintaining records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees. The WFAM Proxy Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with the WFAM Policies and Procedures. The WFAM Proxy Committee shall coordinate with WFAM Risk and Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the WFAM Policies and Procedures and operates as an independent proxy voting agent. WFAM’s ISS vendor oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Committee shall review the continuing appropriateness of the WFAM Policies and Procedures. The WFAM Proxy Committee may delegate certain powers and responsibilities to sub- committees consisting of a “Proxy Voting Sub-Committee” and a “Proxy Governance Sub-Committee.”

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with the WFAM Policies and Procedures, reviews and votes on routine proxy proposals that it considers under the WFAM Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub- Committee escalates issues to the Proxy Governance Sub-Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with the WFAM Policies and Procedures. The Proxy Voting Sub-Committee coordinates with WFAM Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Proxy Governance Sub-Committee. The Proxy Governance Sub-Committee reviews and, in accordance with the WFAM Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub- Committee. Members of the Proxy Governance Sub-Committee also oversee the implementation of WFAM Proxy Committee recommendations for the respective functional areas in WFAM that they represent.

Voting Procedures. Unless otherwise required by applicable law, proxies will be voted in accordance with the following steps and in the following order of consideration:

First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.
Second, any voting items for meetings deemed of “high importance” (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the portfolio management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub- Committee) for case-by-case review and vote determination.
Third, with respect to any voting items where ISS Sustainability Voting Guidelines provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
a. The WFAM Portfolio Risk Management and Analytics team (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.
b. If the PRMA team recommends further review, the voting item is then referred to the portfolio management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.
c. If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

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Voting Discretion. In all cases, the WFAM Proxy Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of the WFAM Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Committee or a sub-committee thereof, the WFAM Proxy Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Committee may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues, as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Fund sub-advisers may make a case to vote against the ISS or WFAM Proxy Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Fund sub-adviser’s opinion will be documented in a brief write-up for consideration by the WFAM Proxy Committee who will determine, or escalate to the Proxy Voting Sub-Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by WFAM multiple client accounts without “split voting” across different accounts.

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of- House Voting Principles. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. WFAM believes that Boards of Directors should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. WFAM believes it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. WFAM recognizes that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

■	WFAM generally votes for the election of Directors in uncontested elections. WFAM reserves the right to vote on a case-by-case basis when Directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

■	WFAM generally votes for an independent board that has a majority of outside Directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

■	Generally speaking, WFAM believes Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

■	WFAM generally supports adopting a declassified board structure for public operating and holding companies. WFAM reserves the right to vote on a case-by-case basis when companies have certain long-term business commitments.

■	WFAM generally supports annual election of Directors of public operating and holding companies. WFAM reserves the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Fund Voting Reporting Coordination. Voting decisions made by the WFAM Proxy Committee on behalf of the Funds will be reported to ISS to ensure that votes are registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Funds, if the WFAM Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from

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recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the WFAM Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the WFAM Proxy Committee or the Proxy Administrator shall address the material conflict by using any of the following methods:

1.	Instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	With respect to any matters involving a portfolio holding of the Funds, disclosing the conflict to the Board of the Funds and obtaining its consent before voting with respect to shares held by the Funds;

3.	With respect to any matters involving a portfolio holding of the Funds, submitting the matter to the Board of the Funds to exercise its authority to vote on such matter with respect to shares held by the Funds;

4.	Engaging an independent fiduciary who will direct the WFAM Proxy Committee how to vote on such matter following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

5.	Consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	Erecting information barriers around the person or persons making voting decisions following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

7.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

8.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its shareholders.

The WFAM Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of WFAM (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the WFAM Proxy Committee will vote all such matters without regard to the conflict.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds’ website at wellsfargofunds.com or by accessing the SEC’s website at sec.gov.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

I. Scope of Policies and Procedures. The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”), Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust are referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bond and derivative positions held by a Fund and includes the cash investments held by the Fund.

Under no circumstances shall Wells Fargo Funds Management, LLC (“Funds Management”), Wells Fargo Asset Management (“WFAM”) or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio holdings or for any ongoing arrangements to make available information about a Fund’s portfolio holdings.

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III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust (“Master Portfolios”) and Funds of Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for Money Market Funds and Alternative Funds and Master Portfolios) shall be made publicly available monthly on the Funds’ website (wellsfargofunds.com), on a one-month delayed basis. Money Market Fund portfolio holdings shall be made publicly available on the Fund’s website, on a 1-day delayed basis. In addition to the foregoing, each Money Market Fund shall post on its website such portfolio holdings and other information required by Rule 2a-7 under the Investment Company Act of 1940, as amended. The categories of information included on the website may differ slightly from what is included in the Funds’ financial statements.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for Money Market Funds, Alternative Funds and Master Portfolios) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structures.
1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in multiple affiliated underlying funds or multiple unaffiliated underlying funds or in a combination of affiliated and unaffiliated underlying funds (“fund of funds”) shall be posted to the Funds’ website on a monthly, one-month delayed basis.
2. The individual holdings of the underlying master funds held by Funds that operate as a feeder fund in a master-feeder structure shall be posted to the Funds’ website on a monthly, one-month delayed basis.
3. A change to the underlying funds held by a fund of funds or changes in fund of funds’ target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the occurrence of the change.

D. Alternative Funds.
The following holdings disclosure policy applies to Alternative Funds:
1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, the Alternative Funds’ complete portfolio holdings shall be made publicly available quarterly on the Funds’ website, on a one-month delayed basis.
2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, each Alternative Fund shall make publicly available monthly on the Fund’s website, on a one-month delayed basis, the following: (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of each of the following: (a) equity securities of single issuers held short, and (b) any put options on equity securities held long.
3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Fund’s website on a monthly, seven-day or more delayed basis information about its top ten holdings information, provided that the following holdings shall be excluded: (i) derivative positions; and (ii) short positions (other than any Publicly Disclosed Short Positions).

E. Master Portfolios.
1. The complete portfolio holdings of Master Portfolios shall be posted to the Funds’ website on a semi-annual, one-month delayed basis.

Furthermore, each Fund shall file such forms and portfolio holdings information in filings made with the SEC in the manner specified on such forms and with such frequency as required by such forms and applicable SEC rules and regulations.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty or contractual obligation not to disclose or trade on the nonpublic information.

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A. Wells Fargo Affiliates. Team members of Wells Fargo & Co. (“Wells Fargo”) and its affiliates who perform risk management functions and provide other services to the Fund(s), as well as the third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).

B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release to and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to- day investment management activities. Such disclosure will be subject to confidential treatment.

C. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

D. Funds Management/Wells Fargo Funds Distributor, LLC (“Funds Distributor”).
1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.
2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings. through FactSet, a program that is used, among other things, to evaluate portfolio characteristics against available benchmarks.
3. Funds Management and Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among asset classes.

E. External Servicing Agents. Portfolio holdings may be disclosed to servicing agents in connection with the day-to-day operations and management of the funds. These recipients include, but are not limited to: a fund’s auditors; a fund’s custodians; a fund’s accountants; proxy voting service providers; class action processing service providers; pricing service vendors; prime brokers; securities lending agents; counsel to a fund or its independent Trustees; regulatory authorities; third parties that assist in the review, processing and/or analysis of Fund portfolio transactions, portfolio accounting and reconciliation, portfolio performance, trade order management, portfolio data analytics, electronic order matching and other analytical or operational systems and services in connection with supporting a fund’s operations; a fund’s insurers; financial printers; and providers of electronic systems providing access to materials for meetings of a fund’s board of Trustees.

F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations may receive full Fund holdings for rating purposes.

G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

H. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report containing such information.

I. In-Kind Redemptions. In connection with satisfying in-kind redemption requests from Funds, the redeeming shareholders and their advisers and service providers may receive full Fund holdings as reasonably necessary to operationally process such redemptions.

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V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President, Chief Legal Officer and Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment manager/adviser, principal underwriter, or any affiliated person of the Fund.

VI. Commentaries. Funds Management and WFAM may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds’ website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management and WFAM, the information could be used in a manner that would be harmful to the Funds.

VII. Other Investment Products. Funds Management, WFAM and/or their affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The portfolio holdings of these other investment products are made available to clients, investors, and in some cases, third-party sponsors, at different times than portfolio holdings of the Funds are publicly disclosed. It is possible that any recipient of portfolio holdings for these other investment products could trade ahead or against a Fund based on the information received.

VIII. Board Approval. The Board shall review these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and will consider for approval any changes that they deem appropriate.

IX. Education Component. In order to promote strict compliance with these Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds’ portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds’ website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

BROKERAGE

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Manager, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to seek to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.

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While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. A Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, the Fund’s Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Manager oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund’s whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average

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monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

The table below shows the Fund’s portfolio turnover rates for the two most recent fiscal years:

Fund	December 31, 2018	December 31, 2017
VT Discovery Fund	60%	75%
VT Index Asset Allocation Fund	10%	10%
VT International Equity Fund	51%	55%
VT Omega Growth Fund	46%	67%
VT Opportunity Fund	31%	36%
VT Small Cap Growth Fund	68%	72%

Brokerage Commissions. Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wells Fargo Clearing Services, LLC, an affiliate of Wells Fargo & Company.

Fiscal Year Ended/Fund	Total Paid to Brokers	Total Paid to Wells Fargo Clearing Services, LLC
December 2018
VT Discovery Fund	$105,038	$0
VT Index Asset Allocation Fund	$991	$0
VT International Equity Fund	$420,653	$0
VT Omega Growth Fund	$43,887	$0
VT Opportunity Fund	$77,779	$0
VT Small Cap Growth Fund	$234,404	$0
December 2017
VT Discovery Fund	$134,917	$0
VT Index Asset Allocation Fund	$3,138	$0
VT International Equity Fund	$34,347	$0
VT Omega Growth Fund	$59,678	$0
VT Opportunity Fund	$91,517	$0
VT Small Cap Growth Fund	$242,583	$0
December 2016
VT Discovery Fund	$124,897	$0
VT Index Asset Allocation Fund	$5,202	$0
VT International Equity Fund	$577,448	$0
VT Omega Growth Fund	$79,610	$0
VT Opportunity Fund	$119,251	$0
VT Small Cap Growth Fund	$2220,972	$0

Commissions Paid to Brokers that Provide Research Services. For the fiscal year ended December 31, 2018, the Funds paid the following commissions to brokers that provide research services based on the stated total amount of transactions.

Fund	Commissions Paid	Transactions Value
VT Discovery Fund	$24,912	$66,033,259
VT Index Asset Allocation Fund	$0	$0
VT International Equity Fund	$112,065	$126,210,943

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Fund	Commissions Paid	Transactions Value
VT Omega Growth Fund	$8,512	$28,247,329
VT Opportunity Fund	$27,187	$67,942,098
VT Small Cap Growth Fund	$21,389	$52,228,249

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of December 31, 2018, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

Fund	Regular Broker or Dealer	Value
VT Index Asset Allocation Fund	Bank of America	$434,058
	Citigroup Incorporated	$245,359
	Goldman Sachs Group Incorporated	$111,422
	JPMorgan Chase & Company	$626,525

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DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund’s shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The VT International Equity Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the NYSE is open for trading (a “Business Day”). The NYSE is currently scheduled to be closed in observance of New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

Compensation to Insurance Companies. Set forth below is a list of the insurance companies and their affiliates to which Funds Management made payments out of its revenues in connection with certain administrative services provided by such insurance companies during the year ended December 31, 2018 (“Additional Payments”). (Such payments are in addition to any amounts paid by Class 2 shares of the Funds to such insurance companies in the form of fees for distribution-related services. The Additional Payments are discussed in further detail in the Prospectuses under the title “Additional Payments to Insurance Companies”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2018, are not reflected:

■	Brighthouse Life Insurance Company

■	Delaware Life Insurance Company

■	Delaware Life Insurance Company of New York

■	Fidelity Investments Life Insurance Company

■	First Great-West Life & Annuity Insurance Company

■	First Security Benefit Life Insurance and Annuity Company of New York

■	Great-West Life & Annuity Insurance Company

■	The Guardian Insurance & Annuity Company, Inc.

■	Hartford Life and Annuity Insurance Company

■	Hartford Life Insurance Company

■	Jefferson National Life Insurance Company

■	The Lincoln National Life Insurance Company

■	Nationwide Financial Services, Inc.

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■	Pruco Life Insurance Company

■	Pruco Life Insurance Company of New Jersey

■	Prudential Annuities Life Assurance Corporation

■	Riversource Life Insurance Company

■	Riversource Life Insurance Co. of New York

■	Security Benefit Life Insurance Company

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U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. Except as specifically set forth below, this discussion applies only to U.S. individual shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a shareholder holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account or other qualified retirement account); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder subject to the alternative minimum tax; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds.

On December 22, 2017, new tax legislation was enacted which includes significant changes in tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and Treasury Regulations related to such legislation have not been drafted, there is still uncertainty in how the legislation will affect the Fund’s investments and shareholders and whether such legislation could have an adverse effect on a Fund’s investments or the taxation of the shareholders of a Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code (together with (i) the “qualifying income requirement”). Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s

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principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (together with (i), the “diversification requirement”). In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in

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the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and, thus a Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to

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continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) by its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)) and a Fund elects to include market discount in income as it accrues, the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make cash distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in distressed debt obligations or obligations of issuers that later become distressed, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. Under recently enacted legislation, for tax years beginning after December 31, 2018, the Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). It is unclear whether this provision applies to market discount as well. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of

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the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Provided such positions are held as capital assets and are not part of a “hedging transaction” nor part of a “straddle,” 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below)). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical

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property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax

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equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by “Tax-Free Funds”, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

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Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a Regulated Investment Company (“RIC”), and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Although in some countries a portion of these taxes is recoverable by the Fund, the unrecovered portion of foreign withholding taxes will reduce the income received from such securities. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign

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corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.

Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 ($600 if married filing jointly) or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions. Notably, for tax years beginning after December 31, 2017 (but not for tax years beginning after December 31, 2025), miscellaneous itemized deductions are suspended for non-corporate taxpayers. Accordingly, during this time period, individuals may be more likely to take advantage of a foreign tax credit. Shareholders should consult their tax advisers regarding the impact of these changes on their personal situation.

U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain for taxable years.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial

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planners. Income and bond Funds typically do not distribute significant amounts of “qualified dividend income” eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Noncorporate Fund shareholders with income exceeding $200,000 ($250,000 if married and filing jointly) generally will be subject to a 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Distributions made to foreign shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a foreign shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the foreign shareholder will be subject to federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds and on long-term

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capital gains dividends, provided that the Funds obtain a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the foreign shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the foreign shareholder); (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Funds constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations), then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a foreign shareholder that owns at least 5% of a Fund, generally will cause the foreign shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject to such gain or distribution withholding tax and cause the foreign shareholder to be required to file a federal income tax return. In addition, in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the foreign shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the foreign shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a foreign shareholder will not be subject to the 30% withholding tax described above on the same income. Starting in 2019, payments of the gross proceeds (including distributions designated as capital gain dividends to the extent the payment is attributable to property that produces U.S. source interest or dividends) may also be subject to FATCA withholding absent proof of FATCA compliance prior to January 1, 2019.

Before investing in a Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

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Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances stockholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds’ distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax (“AMT”). Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund’s expenses in computing their U.S.

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federal AMT. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT for taxable years beginning after December 31, 2017. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer’s bond counsel that interest on the issuer’s debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund’s ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder’s own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Free Fund’s income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.

Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Cost Basis Reporting

Each Fund or its delegate is required to report cost basis information for shareholders who are individuals and S Corporations to the Internal Revenue Service for redemptions of Fund shares acquired on or after January 1, 2012. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. If a shareholder is a corporation and has not instructed a Fund that it is a C corporation by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Fund shareholders should consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

■	Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

■	First in first out (FIFO). Shares acquired first in the shareholder’s account are the first shares depleted and determine the shareholder’s cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

■	Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

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In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder’s election, the shareholder’s ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of shares acquired prior to January 1, 2012 will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

Money Market Fund Shares. The cost basis reporting rules described above do not apply to shares in money market funds. Beginning in 2016, pursuant to SEC rules, certain money market funds will begin to use a floating net asset value rather than a stable net asset value. However, the IRS has issued proposed regulations, upon which taxpayers may rely, that permit taxpayers to utilize a simplified method of accounting for gains and losses from redemptions of shares in money market funds that have a floating net asset value (the “NAV method”). If taxpayers properly elect the NAV method, taxpayers will not compute gain or loss for each redemption. Instead, taxpayers utilizing the NAV method, will aggregate the gains and losses for a period and report the aggregate gain or loss on an annual basis. If taxpayers do not elect the NAV method, the wash sales rules shall not apply to losses generated by the redemption of money market shares. Any capital gains or losses reported utilizing the NAV method will be short-term capital gains or losses.

CONTROL PERSONS AND PRINCIPAL FUND HOLDERS

The Funds are six series of the Trust which was organized as a Delaware statutory trust on March 10, 1999.

The Trust’s series are authorized to issue two classes of shares, Class 1 shares with no 12b-1 fee or sales load, and Class 2 shares with a 12b-1 fee and no sales load, offered to participants of variable life insurance policies or variable contracts. Each share in a class represents an equal, proportionate interest in the class with all other shares. Shareholders bear their pro rata portion of the class’s operating expenses.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by a series or class is required by law or where the matter involved only affects one series or class. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

With regard to Fund matters for which the 1940 Act requires a shareholder vote, insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of one Fund may differ from another (such as approval of an investment advisory agreement or a change in a Fund’s fundamental policies). In such a case, the voting is on a Fund-by-Fund basis or, if applicable, on a Fund class basis. Matters that affect

97 | Wells Fargo - Variable Trust Funds

only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of the shares of that class of the Fund. Fractional shares are counted. Shares held by a separate account for which no instructions are received are generally voted by the participating insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to this proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of April 1, 2019, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or 25% or more of the outstanding shares of a Fund, as applicable. Additionally, as of April 1, 2019, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Principal Fund Holders
VT Discovery Fund Fund Level
Horace Mann Life Insurance Seperate Account 1 Horace Mann Plaza Springfiled, IL 62715-0002	28.18%
VT Discovery Fund Class 2
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715-0002	28.18%
Fidelity Invest Life Insurance Co. Attn: Ann Callahan 100 Salem St Smithfield, RI 02917-1234	19.32%
Nationwide Life Insurance Company c/o IPO Portoflio Accouting PO Box 182029 Columbus, OH 43218-2029	15.86%
Jefferson National Life Insurance 10350 Ormsby Park Plaza, Suite 600 Louisville, KY 40223-6175	6.80%
Lincoln Benefit Life Company Attn: Accounting COE PO Box 94210 Palatine, IL 60094-4210	6.37%
VT Index Asset Allocation Fund Fund Level
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	48.95%
VT Index Asset Allocation Fund Class 2

Wells Fargo - Variable Trust Funds | 98

Principal Fund Holders
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	48.95%
Prudential Annuity Life Annuities Corporation Attn: Seperate Accounts Trade Confirms 213 Washington Street, Floor 7 Newark, NJ 07102-2917	24.16%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	8.51%
American Enterprise Life Insurance Corp. IDS Tower 10 Minneapolis, MN 55440	8.17%
VT International Equity Fund Fund Level
IDSL - VA International Equity Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	63.51%
VT International Equity Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	49.29%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	22.84%
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	14.81%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	5.70%
VT International Equity Fund Class 2
IDSL - VA International Equity Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	84.62%
AEL VA International Growth Fd. Class 2 1479 AXP Financial Ctr. Minneapolis, MN 55474-0001	7.55%
VT Omega Growth Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	42.87%
Nationwide Life Insurance c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	36.48%

99 | Wells Fargo - Variable Trust Funds

Principal Fund Holders
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	9.45%
VT Omega Growth Class 2
AEL VA Omega Fund Class 2 1479 Axp Financial Center Minneapois, MN 55474-0001	39.26%
GE Life and Annuity Assurance Co Attn: Variable Accounting 5th Fl 6610 W Broad St Bldg 3 Richmond, VA 23230-1702	16.11%
Principal Life Insurance Co Cust. 711 High St Des Moines, IA 50392-9992	12.55%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	11.63%
Union Security Insurance Company Seperate Account PO Box 2999 Hartford, CT 06104-2999	7.94%
VT Opportunity Fund Fund Level
IDS Life Insurance Co. 222 Axp Financial Center Minneapolis, MN 55474-0002	35.13%
VT Opportunity Fund Class 1
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	52.19%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	25.77%
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	8.28%
Transamerica Life Insurance Co. Retirement Builder Variable Annuity Account 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001	5.22%
VT Opportunity Fund Class 2
IDS Life Insurance Co. 222 Axp Financial Center Minneapolis, MN 55474-0002	42.13%
Fidelity Invest S Life Insurance Co. Attn: Denis Vieira 100 Salem St Smithfield, RI 02917-1234	12.96%

Wells Fargo - Variable Trust Funds | 100

Principal Fund Holders
Lincoln Benefit Life Company Attn: Accounting COE PO Box 94210 Palatine, IL 60094-4210	7.44%
Nationwide Life Insurance Company c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.95%
VT Small Cap Growth Fund Fund Level
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	45.17%
Nationwide Life Insurance Co C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	32.48%
VT Small Cap Growth Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	57.83%
Talcott Resolution Life and Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	16.92%
Lincoln National Life Insurance Co. Separate Account 1300 S. Clinton Street Fort Wayne, IN 46802-3506	7.58%
Nationwide Life Insurance Co C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.69%
Transamerica Life Insurance Co Retirement Builder Variable Annuity Account 4333 Edgewood Road Cedar Rapids, IA 52499-0001	6.40%
VT Small Cap Growth Fund Class 2
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	48.97%
Nationwide Life Insurance Co. c/o IPO Portfolio Accouting PO Box 182029 Columbus, OH 43218-2029	42.45%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

101 | Wells Fargo - Variable Trust Funds
WELLS FARGO VARIABLE TRUST
FILE NOS. 333-74283; 811-09255

PART C
OTHER INFORMATION

Item 28. Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location
(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(b)	Not applicable
(c)	Not applicable
(d)(1)(i)	Amended and Restated Investment Management Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(d)(1)(ii)	Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 23, filed April 30, 2009; Schedule A and Schedule B, filed herewith.
(d)(2)	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated

Incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Appendix B, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.

(e)	Distribution Agreement with Wells Fargo Funds Distributor, LLC, along with related Form of Dealer Agreement	Incorporated by reference to Post-Effective Amendment No. 38, filed April 24, 2014; Schedule I, incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(f)	Not applicable
(g)(1)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006; Appendix A, filed herewith.
(g)(2)	Amended and Restated Securities Lending Agency Agreement by and among Wells Fargo Variable Trust and Goldman Sachs Bank USA.

Incorporated by reference to Post-Effective Amendment No. 23, filed April 30, 2009; Amendments No. 1-11 and Schedule 2, incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016; Appendix A, filed herewith.

(h)(1)	Class Level Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(h)(2)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006; Schedule A, filed herewith.
(h)(3)	Form of Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 38, filed April 24, 2014.
(i)	Legal Opinion	Filed herewith.
(j)(A)	Consent of Independent Auditors	Filed herewith.
(j)(1)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(2)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(3)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(4)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(5)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(6)	Power of Attorney, William K. Ebsworth	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(7)	Power of Attorney, Jane A. Freeman	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(8)	Power of Attorney, James G. Polisson	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(9)	Power of Attorney, Pamela Wheelock	Incorporated by reference to Post-Effective Amendment No. 56, filed April 27, 2018.
(j)(10)	Power of Attorney, Jeremy M. DePalma	Incorporated by reference to Post-Effective Amendment No. 40, filed April 27, 2015.
(j)(11)	Power of Attorney, Andrew Owen	Incorporated by reference to Post-Effective Amendment No. 44, filed April 24, 2017.
(k)	Not applicable
(l)	Not applicable
(m)	Rule 12b-1 Distribution Plan	Incorporated by reference to Post-Effective Amendment No. 38, filed April 24, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(n)	Rule 18f-3 Variable Trust Multi-Class Plan	Incorporated by reference to Post-Effective Amendment No. 32, filed August 25, 2011; Appendix A, incorporated by reference to Post-Effective Amendment No. 42, filed April 26, 2016.
(o)	Not applicable
(p)(1)	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust	Incorporated by reference to Post-Effective Amendment No. 44, filed April 24, 2017.
(p)(2)	Wells Fargo Asset Management Code of Ethics (Joint Code of Ethics for Wells Fargo Funds Management, LLC , Wells Fargo Funds Distributor, LLC and Wells Capital Management Incorporated)	Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.

Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies, as they deem necessary.

Item 31. Business or Other Connections of Investment Advisor

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Wells Capital Management Incorporated ("Wells Capital Management"), a wholly owned subsidiary of Wells Fargo Bank, serves as sub-adviser to  various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Andrew Owen Wells Fargo Asset Management Group 525 Market Street, 12th Floor San Francisco, CA 94105	Director, Chairman of the Board	President
Wayne Badorf Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President	None
David G. Bullock Wells Fargo Bank, NA 401 S. Tyron Street Charlotte, NC 28202	Director	None
A. Erdem Cimen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, Financial Operations Officer (FINOP)	None
Larry E. Fernandes Wells Capital Management Incorporated 525 Market Street, 10th Floor San Francisco, CA 94105	Director	None
Nicole E. Gallo Wells Fargo Funds Distributor, LLC 401 S. Tyron Street Charlotte, NC 28202	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	None
Gale Gebstadt Wells Fargo Funds Distributor, LLC 45 Fremont Street, 26th Floor San Francisco, CA 94105	Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(c) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(d) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

(e) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

(f) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(g) State Street Bank and Trust Company maintains all Records relating to its services as custodian and fund accountant at 1 Iron Street, Boston, Massachusetts 02210.

Item 34. Management Services.

Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 25th of April, 2019.

WELLS FARGO VARIABLE TRUST

By: /s/ Maureen E. Towle
--------------------
Maureen E. Towle
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the 25th of April, 2019.

/s/ James G. Polisson James G. Polisson* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee	/s/ Pamela Wheelock Pamela Wheelock* Trustee
/s/ Andrew Owen Andrew Owen* President (Principal Executive Officer)	/s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)

*By: /s/ Maureen E. Towle
Maureen E. Towle
As Attorney-in-Fact
April 25, 2019

(d)(1)(ii)	Schedule A and Schedule B to the Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC
(g)(1)	Appendix A to the Master Custodian Agreement with State Street Bank and Trust Company
(g)(2)	Appendix A to the Amended and Restated Securities Lending Agency Agreement by and among Wells Fargo Variable Trust and Goldman Sachs Bank USA.
(h)(2)	Schedule A to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.
(i)	Legal Opinion
(j)(A)	Consent of Independent Auditors
(p)(2)	Wells Fargo Asset Management Code of Ethics (Joint Code of Ethics for Wells Fargo Funds Management, LLC , Wells Fargo Funds Distributor, LLC and Wells Capital Management Incorporated)